UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Inland Western Retail Real Estate Trust, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
2901 BUTTERFIELD ROAD
OAK BROOK, ILLINOIS 60523
TELEPHONE: (630) 218-8000

July 25, 2008

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2008 annual meeting of stockholders of Inland Western Retail Real Estate Trust, Inc. The meeting will be held on October 14, 2008 at 10:00 a.m. Central Time, at our principal executive offices located at 2901 Butterfield Road, Oak Brook, Illinois 60523. I hope you will attend.

The accompanying notice of annual meeting of stockholders and proxy statement contain a description of the formal business to be acted upon by the stockholders. At this year’s meeting, you will be entitled to vote on the election of nine directors, the establishment of the Inland Western Retail Real Estate Trust, Inc. 2008 Long-Term Equity Compensation Plan and the amendment and restatement of our charter. I encourage you to read the materials carefully. Our directors and officers, as well as representatives of KPMG LLP, our independent registered public accounting firm for 2007, will be available at the meeting to answer any questions you may have.

It is important that your shares be represented at the meeting regardless of the size of your holdings. ACCORDINGLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON, I URGE YOU TO AUTHORIZE YOUR PROXY AS SOON AS POSSIBLE. You may do this by completing, signing and dating the enclosed proxy card and returning it promptly in the postage pre-paid envelope provided. You may also authorize a proxy electronically, or by calling a toll-free telephone number, by following the procedures described in the attached proxy statement. Submitting your proxy card or authorizing a proxy electronically or via telephone will ensure that your shares will be represented at the meeting and voted in accordance with your wishes. If you attend the meeting, you may, if you wish, revoke your proxy and vote your shares in person.

Thank you for your continued support of and interest in our company. I and everyone at Inland Western Retail Real Estate Trust, Inc. wish you good health, happiness and prosperity.

Sincerely,

/s/ Robert D. Parks

Robert D. Parks
Chairman

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
DATE: October 14, 2008
TIME:   10:00 a.m.
PLACE:  2901 Butterfield Road
Oak Brook, Illinois 60523

To Our Stockholders:

The purposes of the annual meeting are:

•	Election of nine directors to hold office until our next annual meeting of stockholders and until their successors are elected and qualify;

•

Establishment of the Inland Western Retail Real Estate Trust, Inc. 2008 Long-Term Equity Compensation Plan, pursuant to which options, restricted stock, stock appreciation rights and/or other methods of stock compensation may be provided to certain of our employees, with respect to 10,000,000 shares of our common stock;

•	Amendment and restatement of our charter; and

•	To transact any other business as may properly come before the meeting or any adjournments or postponements of the meeting.

The Board of Directors has fixed the close of business on July 17, 2008 as the record date for determining stockholders of record entitled to notice of and to vote at the meeting.

A proxy statement and proxy card accompany this notice. We have previously provided you with a copy of our Annual Report on Form 10-K, as amended, for the year ended December 31, 2007.

We hope to have the maximum number of stockholders present in person or by proxy at the meeting. To assure your representation at the meeting, please authorize your proxy by completing, signing, dating and mailing the enclosed proxy card. You may also authorize your proxy electronically, or by calling a toll-free telephone number, by following the procedures described in the attached proxy statement.  YOUR COOPERATION IN PROMPTLY SUBMITTING YOUR PROXY WILL BE VERY MUCH APPRECIATED. For specific instructions, please refer to the instructions on the proxy card.

You may use the enclosed envelope which requires no further postage, if mailed in the United States, to return your proxy. If you attend the meeting, you may revoke your proxy and vote in person, if you desire.

By order of the Board of Directors,

/s/ Dennis K. Holland

Dennis K. Holland
Secretary

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
2901 BUTTERFIELD ROAD
OAK BROOK, ILLINOIS 60523

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 14, 2008

Our board of directors, or Board, is furnishing you this proxy statement to solicit proxies on its behalf to be voted at our 2008 annual meeting of stockholders to be held on October 14, 2008 at 10:00 a.m. Central Time at our principal executive offices, and at any and all adjournments or postponements thereof, which we refer to as the Annual Meeting.  We encourage your participation in the voting at the Annual Meeting and solicit your support on each proposal to be presented.

This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about July 30, 2008.

Unless the context otherwise requires, all references to “IWEST,” the “Company,” “our,” “we” and “us” in this proxy statement relate to Inland Western Retail Real Estate Trust, Inc. and those entities owned or controlled directly or indirectly by us.  The mailing address of our principal executive offices is 2901 Butterfield Road, Oak Brook, Illinois 60523 and our telephone number is (630) 218-8000.

STOCKHOLDERS ARE URGED TO READ AND CONSIDER CAREFULLY THE INFORMATION CONTAINED IN THIS PROXY STATEMENT.

INSTRUCTION GUIDE FOR AUTHORIZING YOUR PROXY

THREE EASY WAYS TO AUTHORIZE YOUR PROXY WITHOUT ATTENDING

OUR ANNUAL MEETING

Authorize Your Proxy by Mail

Simply mark, sign, date and return the enclosed proxy card as promptly as possible in the prepaid-postage envelope enclosed.

Authorize Your Proxy by Telephone

It is fast, convenient, and your vote is immediately confirmed and posted. Using a touch-tone phone, call the toll free number, 1-800-868-5614, which is also shown on your proxy card.

Just Follow These Four Easy Steps:

•	Read the accompanying proxy statement and proxy card;

•	Call the toll-free number provided on your proxy card;

•	Enter your CONTROL NUMBER located on your proxy card; and

•	Follow the simple recorded instructions.

Your vote is important!
Call 24 hours a day

Authorize Your Proxy by Internet

It is fast, convenient, and your vote is immediately confirmed and posted. Using a computer, simply go to the designated website for our stockholders:

www.proxyvoting.com/INWEST

Just Follow These Four Easy Steps:

•	Read the accompanying proxy statement and proxy card;

•	Go to the website www.proxyvoting.com/INWEST;

•	Enter your CONTROL NUMBER located on your proxy card; and

•	Follow the simple instructions.

Your vote is important!

Go to www.proxyvoting.com/INWEST 24 hours a day

FORWARD LOOKING STATEMENTS

Certain statements in this proxy statement may constitute “forward-looking statements.” Forward-looking statements are statements that are not historical, including statements regarding our intentions, beliefs, expectations, representations, plans or predictions of the future and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Federal Private Securities Litigation Reform Act of 1995 and we include this statement for the purpose of complying with such safe harbor provisions. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•	Financial stability of tenants, including the ability of tenants to pay rent, the decision of tenants to close stores and the effect of bankruptcy laws;

•

Risks of real estate development, including the failure of pending developments and redevelopments to be completed on time and within budget and the failure of newly acquired or developed properties to perform as expected;

•	Risks of joint venture activities, including development joint ventures;

•	The level and volatility of interest rates;

•	National or local economic, business, real estate and other market conditions, including the ability of the general economy to recover timely from economic downturns;

•	The effect of inflation and other factors on fixed rental rates, operating expenses and real estate taxes;

•	Risks of acquiring real estate, including continued competition for new properties and the downward trend on capitalization rates;

•	The competitive environment in which we operate and the supply of and demand for retail goods and services in our markets;

•	Financial risks, such as the inability to renew existing tenant leases or obtain debt or equity financing on favorable terms, if at all;

•	The increase in property and liability insurance costs and the ability to obtain appropriate insurance coverage;

•	The ability to maintain our status as a REIT for federal income tax purposes;

•	The effects of hurricanes and other natural disasters;

•	Environmental/safety requirements and costs; and

•	Other risks identified in our most recent Annual Report on Form 10-K, as amended, and our subsequent Quarterly Reports on Form 10-Q and, from time to time, in other reports we file with the SEC.

You should not place undue reliance on any forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances, or any other reason after the date of this proxy statement.

INFORMATION ABOUT THE ANNUAL MEETING

Information about the Annual Meeting

Our Annual Meeting will be held on October 14, 2008 at 10:00 a.m. Central Time at 2901 Butterfield Road, Oak Brook, Illinois 60523. Please contact our Director of Investor Relations, Dione K. McConnell, at (630) 218-8000 or via email at mcconnell@inland-western.com if you plan to attend. Additionally, please contact Morrow & Co., Inc. at 1-800-573-4804 if you have any questions with respect to authorizing a proxy to vote your shares at the Annual Meeting.

Information about this Proxy Statement

We sent you this proxy statement and the proxy card on behalf of our Board who is soliciting a proxy from you to vote your shares at the Annual Meeting.  This proxy statement summarizes information we are required to provide to you and is designed to assist you in voting your shares.  On or about July 30, 2008, we will begin mailing the proxy materials to all stockholders of record as of the close of business on July 17, 2008, the record date fixed by our Board for determining the holders of record of our common stock, $.001 par value per share, entitled to notice of and to vote at the Annual Meeting.  Each of the outstanding shares of common stock, as of the record date, is entitled to one vote on all matters to be voted upon at the Annual Meeting.  On the record date, there were 482,157,161 shares of common stock issued and outstanding.

Proposals to be Considered by You at the Annual Meeting

At the Annual Meeting, we will be asking you to:

PROPOSAL 1:	Elect nine directors;

PROPOSAL 2:	Approve the establishment of the Inland Western Retail Real Estate Trust, Inc. 2008 Long-Term Equity Compensation Plan; and

PROPOSAL 3:	Approve the amendment and restatement of our charter.

Information about Voting

VOTING OF PROXIES - Votes cast by proxy or in person at the Annual Meeting will be tabulated by an inspector of election appointed for the Annual Meeting. Each executed and timely returned proxy will be voted in accordance with the directions indicated on it. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted by giving written notice of the revocation to our Secretary, by delivering a later-dated proxy (which automatically revokes the earlier proxy), or by voting in person at the Annual Meeting. Except for “broker non-votes” described below, executed but unmarked proxies will be voted by the person(s) named thereon (i) for the election of the nominees named herein as directors (or a substitute for a nominee if such nominee is unable or refuses to serve); (ii) for the approval of the establishment of the Inland Western Retail Real Estate Trust, Inc. 2008 Long-Term Equity Compensation Plan; (iii) for the approval of the amendment and restatement of our charter and (iv) in the discretion of such person(s) upon such matters not presently known or determined that properly may come before the Annual Meeting.

AUTHORIZATION OF PROXIES ELECTRONICALLY VIA THE INTERNET - Stockholders may authorize a proxy to vote via the Internet at the www.proxyvoting.com/INWEST until 11:59 p.m. Eastern Time, on October 13, 2008. The Internet proxy authorization procedures are designed to authenticate the stockholders’ identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

AUTHORIZATION OF PROXIES VIA TOUCH-TONE TELEPHONE – Stockholders may authorize a proxy to vote via touch-tone telephone by calling the toll-free phone number provided on their proxy card until 11:59 p.m. Eastern Time, on October 13, 2008. The touch-tone telephone proxy authorization procedures are designed to authenticate the stockholders’ identity and to allow stockholders to authorize a proxy to vote their shares and confirm that their instructions have been properly recorded.

Please refer to the proxy card enclosed for voting instructions. If you choose not to authorize your proxy by touch-tone telephone or over the Internet, please complete and return the paper proxy card in the pre-addressed, postage-paid envelope provided with this proxy statement.

Quorum; Abstentions and Broker Non-Votes

We have hired an independent proxy solicitor, Morrow & Co., Inc.,  to solicit proxies on the Board’s behalf with respect to the matters to be voted upon at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by an inspector of election appointed by us. The inspector will determine whether or not a quorum is present. Presence in person or by proxy at the Annual Meeting of holders of a majority of our issued and outstanding shares constitutes a quorum. Abstentions and broker non-votes will count toward the presence of a quorum, but will not be counted as votes cast and will have no effect on the proposal to approve the establishment of the Inland Western Retail Real Estate Trust, Inc. 2008 Long-Term Equity Compensation Plan, although abstentions and broker non-votes will have the effect of votes against the director election proposal and the proposal to approve the amendment and restatement of our charter.  A “broker non-vote” occurs when a nominee (such as a custodian or bank) holding shares for a beneficial owner returns a signed proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Dissenters’ Right of Appraisal

Under Maryland law and our existing charter, holders of our common shares will not be entitled to rights of appraisal with respect to any of the matters to be acted upon at the Annual Meeting.

Number of Votes Necessary for each Proposal to be Approved

•

Election of directors: Provided a quorum is present, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote is required for the election of each of the nine directors to be elected at the Annual Meeting. There are no cumulative voting rights in the election of directors.

•

Approval of the establishment of the Inland Western Retail Real Estate Trust, Inc. 2008 Long-Term Equity Compensation Plan: Provided a quorum is present, the affirmative vote of a majority of the votes cast on the matter at our Annual Meeting is required to approve the establishment of the Inland Western Retail Real Estate Trust, Inc. 2008 Long-Term Equity Compensation Plan.

•

Approval of the amendment and restatement of our charter: Provided a quorum is present, the affirmative vote of a majority of the shares of our common stock issued and outstanding is required to approve the amendment and restatement of our charter.

PLEASE VOTE YOUR SHARES BY AUTHORIZING YOUR PROXY BY TELEPHONE, ELECTRONICALLY OR BY COMPLETING, SIGNING AND DATING THE ACCOMPANYING PROXY CARD AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

Costs of Proxies

We will bear all expenses incurred in connection with the solicitation of proxies. Our officers, directors and employees may solicit proxies by mail, personal contact, letter, telephone, telegram, facsimile or other electronic means. They will not receive any additional compensation for those activities, but they may be reimbursed for their out-of-pocket expenses. In addition, we have hired Morrow & Co., Inc., to solicit proxies on our behalf. We expect that the fee of soliciting proxies on our behalf will be approximately $6,500 plus costs and expenses.

Other Matters

As of the date of this proxy statement, the above-referenced proposals are the only matters we are aware of that are to be acted upon at the Annual Meeting. If any other matter should properly come before the Annual Meeting for which we did not receive proper notice, in accordance with the requirements of our bylaws, the persons appointed by you in your proxy will vote on those matters in accordance with the recommendation of the Board, or, in the absence of such a recommendation, in accordance with their discretion. The affirmative vote of a majority of the votes cast on any such other matter will be required for approval.

Where You Can Find More Information About Us

We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities. Our SEC filings are also available to the public on the website maintained by the SEC at “http://www.sec.gov.”

Information to Rely Upon when Casting your Vote

You should rely only on the information contained in this proxy statement or incorporated by reference herein. No person has been authorized to give any information or to make any representations other than those contained in or incorporated by reference in this proxy statement in connection with the solicitation made by this proxy statement and, if given or made, the information or representations must not be relied upon as having been authorized by us. The delivery of this proxy statement will not, under any circumstances, create an implication that there has not been a change in the facts set forth in this proxy statement or in our affairs since the date of this proxy statement. This proxy statement does not constitute a solicitation by anyone in any jurisdiction in which the solicitation is not authorized or in which the person making the solicitation is not qualified to do so or to anyone to whom it is unlawful to make a solicitation.

ELECTION OF DIRECTORS

PROPOSAL NO. 1: ELECTION OF NINE INDIVIDUALS TO SERVE AS DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFY.

Our current governing charter requires us to have at least three, but not more than 11, directors.  Our Board currently consists of nine individuals. Although we are not listed on the New York Stock Exchange, after an evaluation, we believe that all of the directors would satisfy the definition of “independent” under the New York Stock Exchange’s listing standards, except for Robert D. Parks, Brenda G. Gujral and Kenneth E. Masick.

The election of members of the Board is conducted on an annual basis. Each individual elected to the Board serves a one-year term and until his or her successor is elected and qualifies. Accordingly, the term of office of each of our current directors will expire at the Annual Meeting.  At that meeting each current director will be nominated to stand for reelection as a director to hold office until our Annual Meeting to be held in 2009 and until his/her successor is elected and qualifies. We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected. However, should any nominee be unable or unwilling to accept the office of director, and if the Board shall designate a substitute nominee, the persons named as proxies will vote for the election of the substitute nominee designated by the Board, and if none, for such other persons as they shall determine. Seven of our current directors have been directors since 2003, and two of our current directors have been directors since January 1, 2008. Information regarding the business experience of each nominee is provided below based upon information furnished to us by the individuals named.

Nominees for Election as Directors

The following sets forth information with regard to the nominees for election to our Board, with ages set forth as of January 1, 2008.

NAME, POSITIONS WITH IWEST AND AGE	BUSINESS EXPERIENCE

FRANK A. CATALANO, JR. Director since 2003 Age 47

Frank A. Catalano, Jr. has been one of our directors since our inception on March 5, 2003. He currently is the Managing Partner of The Lending Group Integrus. He has served as President of Catalano & Associates since 1999, a real estate company that includes brokerage, property management and rehabilitation and leasing of office buildings. Mr. Catalano’s experience also includes mortgage banking, including vice president of American Home Mortgage Company from 2002 to 2007 and prior to that he was a regional manager at Flagstar Bank. He also was President and Chief Executive Officer of CCS Mortgage, Inc. from 1995 through 2000, when Flagstar Bank acquired the company.

Mr. Catalano is a member of the Elmhurst, Illinois Chamber of Commerce and its past Chairman of the Board. He is also a member of the Elmhurst Jaycees, Elmhurst Hospital Board of Governors, Elmhurst Kiwanis and is currently the President of Elmhurst Historical Museum Commission. Mr. Catalano holds a mortgage broker’s license.

KENNETH H. BEARD Director since 2003 Age 67

Kenneth H. Beard has been one of our independent directors since our inception on March 5, 2003. He is President and Chief Executive Officer of Midwest Mechanical Group, a mechanical construction and service company. From 1999-2002 he was President and Chief Executive Officer of Exelon Services, a subsidiary of Exelon Corporation, where he had responsibility for financial performance including being accountable for creating business strategy, growing the business through acquisition, integrating acquired companies and developing infrastructure for the combined acquired businesses. Prior to that position, from 1974 to 1999, Mr. Beard was the founder, President and Chief Executive Officer of Midwest Mechanical, Inc., a heating, ventilation and air conditioning company providing innovative and cost effective construction services and solutions for commercial, industrial, and institutional facilities. From 1964 to 1974, Mr. Beard was employed by The Trane Company, a manufacturer of heating, ventilating and air conditioning equipment having positions in sales, sales management and general management.

Mr. Beard holds an MBA and BSCE from the University of Kentucky and is a licensed mechanical engineer. He is chairman of the foundation board of the Wellness House in Hinsdale, Illinois, a cancer support organization and serves on the Dean’s Advisory Council of the University of Kentucky, School of Engineering. Mr. Beard is a past member of the Oak Brook, Illinois Plan Commission (1981-1991) and a past board member of Harris Bank, Hinsdale, Illinois (1985-2004).

PAUL R. GAUVREAU Director since 2003 Age 68

Paul R. Gauvreau has been one of our directors since our inception on March 5, 2003. He is the retired Chief Financial Officer, Financial Vice President and Treasurer of Pittway Corporation, a New York Stock Exchange listed manufacturer and distributor of professional burglar and fire alarm systems and equipment from 1966 until its sale to Honeywell, Inc. in 2001. He was President of Pittway’s non-operating real estate and leasing subsidiaries through 2001. He was a financial consultant to Honeywell, Inc.; Genesis Cable, LLC; and ADUSA, Inc. He was a director and audit committee member of Cylink Corporation, a NASDAQ Stock Market listed manufacturer of voice and data security products from 1998 until its merger with Safenet, Inc. in February 2003.

Mr. Gauvreau holds an MBA from the University of Chicago and a BSC from Loyola University of Chicago. He is on the Board of Trustees and Chairman of the Finance Committee of Benedictine University, Lisle, Illinois, and a member of the board of directors and Vice President of the Children’s Brittle Bone Foundation, Pleasant Prairie, Wisconsin.

GERALD M. GORSKI Director since 2003 Age 64

Gerald M. Gorski has been one of our directors since July 1, 2003. He is a Partner in the law firm of Gorski and Good, Wheaton, Illinois. Mr. Gorski’s practice is limited to governmental law. His firm represents numerous units of local government in Illinois and Mr. Gorski has served as a Special Assistant State’s Attorney and Special Assistant Attorney General in Illinois. He received a Bachelor of Arts degree from North Central College with majors in Political Science and Economics and a Juris Doctor degree from DePaul University Law School where he was placed on the Deans Honor List. Mr. Gorski serves as the Vice-Chairman of the Board of Commissioners for the DuPage Airport Authority. Further, Mr. Gorski has also served as Chairman of the Board of Directors of the DuPage National Technology Park. He has written numerous articles on various legal issues facing Illinois municipalities; has been a speaker at a number of municipal law conferences and is a member of the Illinois Bar Association, the Institute for Local Government Law and the International Municipal Lawyers Association.

RICHARD P. IMPERIALE Director since 2008 Age 48

Richard P. Imperiale has been a director since January 2008 and is President and founder of the Uniplan Companies, a Milwaukee, Wisconsin based investment advisory holding company. Uniplan and its affiliates manage and advise over $600 million in client accounts. Uniplan specializes in providing clients with consistently superior risk-adjusted returns managing equity, REIT and specialty portfolios. Mr. Imperiale started his career as a credit analyst for the First Wisconsin National Bank (now U.S. Bank). In 1983, Mr. Imperiale joined B.C. Ziegler & Company, a Midwest regional brokerage firm where he was instrumental in the development of portfolio strategies for one of the first hedged municipal bond mutual funds in the country. In 1984, Mr. Imperiale founded Uniplan, Inc., with the objective of managing investment portfolios to achieve the greatest long-term risk-adjusted return for conservative institutional clients. Mr. Imperiale is widely quoted in local and national media on matters pertaining to investments and is a regular guest on CNNfn’s Power Lunch. He has appeared on Bloomberg News, CNBC, and is a frequent guest on the syndicated radio talk show, Money Sense. He authored the book Real Estate Investment Trusts: New Strategies For Portfolio Management, published by John Wiley & Sons, 2002. He attended Marquette University Business School where he received a BS Degree in Finance. In addition, Mr. Imperiale completed the postgraduate lecture series in corporate finance at the University of Chicago Graduate School of Business and received a certificate in legal research from Concordia University.

KENNETH E. MASICK Director since 2008 Age 62

Kenneth E. Masick has been one of our directors since January 2008. He has been a Partner of Wolf & Company LLP, certified public accountants, since its formation in 1978. That firm, one of the largest in the Chicago-land area, specializes in audit, tax and consulting services to privately owned businesses. Mr. Masick currently is Partner-in-Charge of the firm’s audit and accounting department and is responsible for the firm’s quality control. His accounting experience also includes forecasts and projects, feasibility studies and due diligence activities on acquisitions. Mr. Masick has been in public accounting since his graduation from Southern Illinois University in 1967. He is also licensed as a General Securities Representative. Mr. Masick is a member of the American Institute of Certified Public Accountants and the Illinois CPA Society. He also serves as Financial and Operations Principal for Oak Brook Financial Group, LLC and Wolf Capital LLC, both broker dealer firms. All of the mentioned entities with which Mr. Masick is affiliated have their offices in Oak Brook, Illinois.

BARBARA A. MURPHY Director since 2003 Age 70

Barbara A. Murphy has been one of our directors since July 1, 2003. She is the Chairwoman of the DuPage Republican Party. Ms. Murphy is also a member of the Illinois Motor Vehicle Review Board and a member of the Matrimonial Fee Arbitration Board. Ms. Murphy is a former Milton Township Trustee and a committeewoman for the Milton Township Republican Central Committee. Ms. Murphy previously served as State Central Committeewoman for the Sixth Congressional District and has also served on the DuPage Civic Center Authority Board, the DuPage County Domestic Violence Task Force, and the Illinois Toll Highway Advisory Committee. Ms. Murphy is a founding member of the Family Shelter Service Board. As an active volunteer for Central DuPage Hospital, she acted as the “surgery hostess” (cared for families while a family member was undergoing surgery). Ms. Murphy was a department manager and buyer for J.W. Robinson’s and Bloomingdale’s and the co-owner of Daffy Down Dilly Gift Shop.

ROBERT D. PARKS Chairman of the Board and Director since our formation in 2003 Age 63

Robert D. Parks has been our Chairman of the Board and a director since our inception on March 5, 2003. He is a director of The Inland Real Estate Group of Companies, Inc., Mr. Parks, who has been with the Inland organization, or Inland, since 1968 as one of its four original principals, is chairman of Inland Real Estate Investment Corporation, or IREIC, a director of Inland Securities Corporation, and a director of Inland Investment Advisors, Inc. Mr. Parks is chairman of the board of directors of Inland American Real Estate Trust, Inc. He is also a director of Inland Real Estate Exchange

Corporation.

Mr. Parks is responsible for the ongoing administration of existing investment programs, corporate budgeting and administration for IREIC. He oversees and coordinates the marketing of all investments and investor relations.

Prior to joining Inland, Mr. Parks taught in Chicago’s public schools. He received his B.A. Degree from Northeastern Illinois University and his M.A. Degree from the University of Chicago. He is a registered Direct Participation Program Limited Principal with the Financial Industry Regulatory Authority. He is a member of the Real Estate Investment Association, the Financial Planning Association, the Foundation for Financial Planning as well as a member of the National Association of Real Estate Investment Trusts.

BRENDA G. GUJRAL Director since our formation in 2003 Age 65

Brenda G. Gujral has been one of our directors since our inception and previously served as our President and Chief Executive Officer until November 15, 2007. She is President, Chief Operating Officer and a director of IREIC and President, Chief Operating Officer and a director of Inland Securities Corporation-a member firm of the Financial Industry Regulatory Authority. Ms. Gujral is a director of Inland Investment Advisors, Inc.; Chairman of the Board of Inland Real Estate Exchange Corporation; and Chief Executive Officer, President and a director of Inland American Real Estate Trust, Inc.

Ms. Gujral has been with Inland for 26 years, becoming an officer in 1982. Prior to joining Inland, she worked for the Land Use Planning Commission establishing an office in Portland, Oregon to implement land use legislation for that state. She is a graduate of California State University. She holds Series 7, 22, 39 and 63 certifications with the Financial Industry Regulatory Authority and she is a licensed real estate salesperson. Ms. Gujral is a member of the National Association of Real Estate Investment Trusts, the Financial Planning Association, the Foundation for Financial Planning and the National Association for Female Executives.

THE BOARD’S RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE

FOR

FRANK A. CATALANO, JR.,
KENNETH H. BEARD,
PAUL R. GAUVREAU,
GERALD M. GORSKI,

RICHARD P. IMPERIALE,

KENNETH E. MASICK,
BARBARA A. MURPHY,
ROBERT D. PARKS, AND
BRENDA G. GUJRAL

ITS NOMINEES FOR ELECTION AS DIRECTORS

TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS

AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFY.

Vote Required

The vote of a majority of the shares of our stock entitled to vote, present in person or by proxy at a meeting at which a quorum is present, is necessary for the election of each of the nine directors to be elected at the Annual Meeting. There are no cumulative voting rights in the election of directors. For purposes of the election of directors, abstentions and broker non-votes will have the effect of a vote against the proposal, although, as mentioned, they will count toward the presence of a quorum.

Board Meetings in 2007

Our Board met 13 times during 2007. Each director who was a director during 2007 attended more than 75% of the total number of meetings of the Board and each Committee on which he or she served. We do not have a policy with regard to Board members’ attendance at annual stockholder meetings. However, each director who was a director at such time attended the 2007 Annual Meeting.

Committees of the Board of Directors

Our bylaws provide that our Board may establish such committees as the Board believes appropriate. The Board will appoint the members of the committee in the Board’s discretion. In addition to the three committees described below, our Board may establish such other committees as it deems necessary and appropriate.

Audit Committee.  Our Board has established an Audit Committee comprised of Messrs. Beard and Gauvreau; in addition, Mr. Masick was appointed to the Audit Committee effective January 2008 and Mr. Gorski was a member of the Audit Committee until January 2008. Mr. Gauvreau serves as the Chair of the Audit Committee and qualifies as our “financial expert” under the SEC rules. Although we are not listed on the New York Stock Exchange, after an evaluation by the Audit Committee, we believe that each of the members, or former members (as applicable), of the Audit Committee, with the exception of Mr. Masick, would satisfy the definition of “independent” under the New York Stock Exchange’s listing standards. Mr. Masick is an audit partner with Wolf and Co., the firm that audited the financial statements of the property management companies acquired by us in the internalization on November 15, 2007. However, our Board believes that his experience is best suited to serve as a member of the Audit Committee.

The Audit Committee is responsible for the engagement of our independent registered public accounting firm, reviewing the plans and results of the audit engagement with our independent registered public accounting firm, approving services performed by, and the independence of, our independent registered public accounting firm, considering the range of audit and non-audit fees, and consulting with our independent registered public accounting firm regarding the adequacy of our internal accounting controls. The Audit Committee held eight meetings during 2007.

Audit Committee Report.  The Audit Committee of the Board is responsible for providing independent, objective oversight of our accounting functions and internal controls. The Audit Committee is currently composed of three directors. Although we are not listed on the New York Stock Exchange, each of the current members of the Audit Committee would satisfy the definition of “independent” under the New York Stock Exchange’s listing standards with the exception of Mr. Masick. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter is available on our website at www.inlandwestern.com.

Management is responsible for our internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and an audit of the effectiveness of our internal control over financial reporting as of December 31, 2007, in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the December 31, 2007 audited financial statements and management’s assessment of the effectiveness of internal control over financial reporting. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures and the letters from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board include the audited consolidated financial statements in our Annual Report on Form 10-K, as amended, for the year ended December 31, 2007, filed with the SEC.

The members of the Audit Committee of our Board are:

Kenneth H. Beard

Paul R. Gauvreau

Kenneth E. Masick

Executive Compensation Committee.  Effective as of December 11, 2007, our Board established an Executive  Compensation Committee comprised of Mr. Catalano, Mr. Imperiale, Ms. Gujral and Ms. Murphy.  Mr. Catalano serves as the chair of the Executive Compensation Committee.  Although we are not listed on the New York Stock Exchange, each of the members of the Executive Compensation Committee would satisfy the definition of “independent” under the New York Stock Exchange’s listing standards, other than Ms. Gujral. The Executive Compensation Committee operates under a written charter approved by the Board of Directors. A copy of the charter is available on our website at www.inlandwestern.com.

The Executive Compensation Committee makes recommendations to our Board concerning compensation policies and programs, including salaries and incentive compensation, for our executive officers, and administers our employee benefit plans.  As the Executive Compensation Committee was not established until December 11, 2007, the Executive Compensation Committee did not hold any meetings during 2007. The Executive Compensation Committee has not delegated its authority to others. It is likely that our chief executive officer will provide input into executive compensation decisions. We have not hired a compensation consultant to assist the Executive Compensation Committee in determining compensation for 2008 but have in the past hired consultants for the limited role of providing peer date.

Compensation Committee Interlocks and Insider Participation.  Until November 15, 2007, Ms. Gujral served as our Chief Executive Officer.  Except for Ms. Gujral, no other member of the Executive Compensation Committee has been or is our officer or employee.  None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers or directors serving on our Executive Compensation Committee.

Ms. Gujral is an officer, director and/or stockholder of certain related parties, with which we have certain contractual relationships.  Please see “Certain Relationships and Related Transactions” for detailed information on these relationships.

In connection with the internalization, Ms. Gujral received shares of our common stock valued at approximately $1.3 million as a result of her being a stockholder of one or more of the companies we acquired.

Nominating and Corporate Governance Committee.  Effective as of December 11, 2007, our Board established a Nominating and Corporate Governance Committee, or Nominating Committee, comprised of Messrs. Gorski, Imperiale and Parks.  Mr. Gorski serves as the chair of the Nominating Committee.  Although we are not listed on the New York Stock Exchange, each of the Members of the Nominating Committee would satisfy the definition of “independent” under the New York Stock Exchange’s listing standards, other than Mr. Parks. The Nominating Committee operates under a written charter approved by the Board of Directors. A copy of the charter is available on our website at www.inlandwestern.com. As the Nominating Committee was not established until December 11, 2007, the Nominating Committee did not hold any meetings during 2007. The Board of Directors will consider for recommendation to the Board nominations made by stockholders that comply with the procedures described below under the caption “Advance Notice Procedures for Making Director Nominations and Stockholder Proposals.”

Once one of the members of the Nominating Committee has identified a possible nominee (whether through a recommendation from a stockholder or otherwise), the Nominating Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to the Nominating Committee when the candidate is recommended, the Nominating Committee’s own knowledge of the prospective candidate and information, if any, obtained by the Nominating Committee’s inquiries. The preliminary determination is based primarily on the need for additional Board members to fill vacancies, expand the size of the Board of Directors or obtain representation in market areas without Board representation and the likelihood that the candidate can satisfy the evaluation factors described below. If the members of the Nominating Committee determine that additional consideration is warranted, the Nominating Committee may gather additional information about the candidate’s background and experience. The members of the Nominating Committee then evaluate the prospective nominee against the following standards and qualifications:

•	Achievement, experience and independence;

•	Wisdom, integrity and judgment;

•	Understanding of the business environment; and

•	Willingness to devote adequate time to Board duties.

The members of the Nominating Committee also consider such other relevant factors as they deem appropriate, including the current composition of the Board, the need for audit committee or other expertise and the evaluations of other candidates. In connection with this evaluation, the members of the Nominating Committee determine whether to interview the candidate. If the members of the Nominating Committee decide that an interview is warranted, one or more of those members, and others as appropriate, interview the candidate in person or by telephone. After completing this evaluation and interview, the full Board would nominate such candidates for election. Messrs. Imperiale and Masick were initially recommended and elected by the full Board in 2007.

Special Committee.  The Board delegated all its power and authority to the Special Committee, subject to applicable law, in connection with all matters pertaining to the possible acquisition of our business manager/advisor and property managers and the evaluation of alternative strategies. During 2007, the members of the Special Committee included Messrs. Beard, Gauvreau and Gorski and Ms. Murphy.

Corporate Governance Documents

On October 12, 2004, our Board unanimously adopted the following corporate governance documents:

•	Code of Business Conduct and Ethics,

•	Nonretaliation Policy; and

•	Complaint Procedures for Accounting and Auditing Matters.

Stockholder Communications

We have not adopted a formal process for stockholder communications with our Board. Every effort has been made to ensure that the views of stockholders are heard by our Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. Stockholders are free to contact any director or executive officer directly by writing in care of us, or by writing to Mr. Dennis K. Holland, our General Counsel and Secretary, at 2901 Butterfield Road, Oak Brook, IL 60523, or by sending an email to Mr. Holland at holland@inland-western.com. Stockholders can contact the Audit Committee directly by sending a letter to Mr. Paul Gauvreau, in care of us at 2901 Butterfield Road, Oak Brook, IL 60523.

All communications received as set forth in the preceding paragraph will be opened by the office of the General Counsel for the sole purpose of determining the nature of the communications. Communications that constitute advertising, promotions of a product or service, or patently offensive material will not be forwarded to the directors. Other communications will be forwarded promptly to the addressee or addressees.

Director Compensation

Base Compensation.  With the exception of Mr. Parks and Ms. Gujral, prior to January 1, 2008, we paid each of our directors an annual fee of $15,000. In addition, with the exception of Mr. Parks and Ms. Gujral, each director received $500 for attending in person, or $350 for attending by telephone, each meeting of our Board. Each member of the Audit Committee received $750 for attending an audit committee meeting in person or $500 for attending via telephone. Members of the Special Committee received $1,000 for attending each meeting, whether in person or via telephone, of the Special Committee.

Beginning January 1, 2008, each director (other than Mr. Parks and Ms. Gujral, who are not entitled to receive any compensation for their service on the Board of Directors or any of its committees) will receive an annual director fee of $40,000. The chairman of the Audit Committee will receive an additional annual fee of $10,000, and the chairman of any other committee will receive an additional annual fee of $5,000. In addition, each director will receive $1,000 for attending in person or $750 for attending via telephone, each meeting of the Board, and $500 for attending, whether in person or via telephone, each committee meeting.

Independent Director Stock Option Plan. We have an Independent Director Stock Option Plan under which non-employee directors, as defined under Rule 16b-3 of the Exchange Act, are eligible to participate. Only those directors who are not employees of The Inland Group, Inc. or its affiliates are eligible to participate in this plan.

We have authorized and reserved a total of 75,000 shares of our common stock for issuance under our Independent Director Stock Option Plan. The number and type of shares which could be issued under the plan may be adjusted if we are the surviving entity after a reorganization or merger or if our stock splits or is consolidated or we are recapitalized. If this occurs, the exercise price of the options will be correspondingly adjusted.

Under our Independent Director Stock Option Plan, prior to January 1, 2008 each non-employee director was entitled to be granted an option to acquire 3,000 shares as of the date they became a director and an option to acquire an additional 500 shares on the date of each annual stockholders’ meeting, commencing with the annual meeting in 2004, so long as the director remains a member of the Board on such date. Options granted during our initial offering period are all currently exercisable at $8.95 per share. Subsequent to our initial offering period, options granted as of each annual stockholders’ meeting become fully exercisable on the second anniversary of the date of grant at the fair market value of a share on the last business day preceding the date of each annual meeting.

Beginning January 1, 2008 each non-employee director will be entitled to be granted an option under our Independent Director Stock Option Plan to acquire 5,000 shares as of the date they initially become a director. At the time of this change, all non-employee directors other than Messrs. Imperiale and Masick had previously received their initial grants of options, and Messrs. Imperiale and Masick received their initial grants of options on January 1, 2008. In addition, each non-employee director will be entitled to be granted an option to acquire an additional 5,000 shares on the date of each annual stockholders’ meeting, commencing with the annual meeting in 2008, so long as the director remains a member of the Board on such date. All such options will be granted at the fair market value of a share on the last business day preceding the date of each annual stockholders’ meeting and will become fully exercisable on the second anniversary of the date of grant.

As of December 31, 2007, no options to acquire shares had been exercised or expired and options to acquire 25,000 shares were outstanding.

Options granted under the Independent Director Stock Option Plan are exercisable until the first to occur of:

•                  the tenth anniversary of the date of grant,

•                  the removal for cause of the director as a director, or

•                  three months following the date the director ceases to be a director for any other reason except death or disability.

The options may be exercised by payment of cash or through the delivery of our common stock. They are generally exercisable in the case of death or disability for a period of one year after death or the disabling event, provided that the death or disabling event occurs while the person is a director. However, if the option is exercised within the first six months after it becomes exercisable, any shares issued pursuant to such exercise may not be sold until the six month anniversary of the date of the grant of the option. Notwithstanding any other provisions of the Independent Director Stock Option Plan to the contrary, no option issued pursuant thereto may be exercised if such exercise would jeopardize our status as a REIT under the Code.

No option may be sold, pledged, assigned or transferred by a director in any manner otherwise than by will or by the laws of descent or distribution.

Upon our dissolution, liquidation, reorganization, merger or consolidation as a result of which we are not the surviving corporation, or upon sale of all or substantially all of our property, the Independent Director Stock Option Plan will terminate, and any outstanding unexercised options will terminate and be forfeited. However, holders of options may exercise any options that are otherwise exercisable immediately prior to the dissolution, liquidation, reorganization, merger or consolidation. Additionally, our Board may provide for any or all of the following alternatives:

•

for the assumption by the successor corporation of the options previously granted or the substitution by the corporation for the options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and exercise prices;

•

for the continuance of the Independent Director Stock Option Plan by such successor corporation in which event the Independent Director Stock Option Plan and the options will continue in the manner and under the terms so provided; or

•	for the payment in cash or common stock in lieu of and in complete satisfaction of the options.

The following table sets forth a summary of the compensation we paid to our directors during 2007:

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (f)	All Other Compensation ($) (g)	Total ($) (h)
Frank A. Catalano, Jr.	$15,500	—	$402	—	—	—	$15,902
Kenneth H. Beard	33,750	—	$402	—	—	—	$34,152
Paul R. Gauvreau	37,850	—	$402	—	—	—	$38,252
Gerald M. Gorski	34,950	—	$402	—	—	—	$35,352
Barbara A. Murphy	31,250	—	$402	—	—	—	$31,652
Robert D. Parks (1)	—	—	—	—	—	—	—
Brenda G. Gujral (1)	—	—	—	—	—	—	—
Richard P. Imperiale (2)	—	—	—	—	—	—	—
Kenneth E. Masick (2)	—	—	—	—	—	—	—

(1)  Mr. Parks and Ms. Gujral do not receive any fees or other remuneration for serving as our directors.

(2)  Messrs. Imperiale and Masick did not become directors until January 1, 2008.

OUR EXECUTIVE OFFICERS

Biographies of our Executive Officers

Our executive officers are appointed by, and serve at the discretion of, the Board. They will continue to serve in their respective offices until they resign or their successors are elected and qualify. There is no family relationship between any of our executive officers and any of our directors or nominated directors. None of our executive officers has a written severance agreement with us. We have entered into employment agreements, subsequently amended, with Michael J. O’Hanlon, Steven P. Grimes, Shane C. Garrison, and Niall J. Byrne that became effective upon the closing of our acquisition of our business manager/advisor and property managers.  The following sets forth information regarding our executive officers, with ages set forth as of January 1, 2008:

NAME, POSITIONS WITH IWEST AND AGE	BUSINESS EXPERIENCE

MICHAEL J. O’HANLON President and Chief Executive Officer since	Michael J. O’Hanlon became our President and Chief Executive Officer on November 15, 2007. He joined Inland in 2005 as Senior Vice President,

November 15, 2007 Age 56

Director of Asset Management with IREIC, the sponsor of all of Inland’s REITs. As Director of Asset Management he was responsible for coordinating the strategic direction and value enhancement of the combined portfolio of assets of Inland’s unlisted REITs and partnerships. As a member of our senior advisory committee, he has been instrumental in the creation and expansion of our institutional and development joint venture platforms, in addition to steering the focused asset management strategy of our portfolio. Effective with our internalization in November 2007, Mr. O’Hanlon was appointed as our President and Chief Executive Officer.

Mr. O’Hanlon has more than 30 years of real estate industry experience in areas such as asset and property management, capital markets, joint ventures, loan restructuring, and real estate development and real estate brokerage.

Prior to his current position, Mr. O’Hanlon was the Executive Vice President and Regional Managing Director at Grubb & Ellis in Chicago, where he supervised all lines of business in the Midwest region, including the operations of five company offices and 15 affiliate offices. He has also held senior positions with Cushman & Wakefield, Balcor, and was formerly a senior credit officer in the real estate corporate lending group at Citibank. He earned a Master of Business Administration in Finance from Columbia University and a Bachelor of Science in Accounting from Fordham University. He is a member of the National Association of Real Estate Investment Trusts and the International Council of Shopping Centers, and was previously a member of the Urban Land Institute.

STEVEN P. GRIMES Chief Operating Officer and Chief Financial Officer since November 15, 2007 Age 41

Steven P. Grimes became our Chief Operating Officer and Chief Financial Officer on November 15, 2007. He joined IREIC as Chief Financial Officer of Inland Western Retail Real Estate Advisory Services, Inc., our former business manager/advisor, in February 2004. Since that time, Mr. Grimes has held the positions of our Principal Financial Officer and Treasurer. During his time as our Principal Financial Officer, Mr. Grimes has overseen the acquisition of over $7.7 billion in real estate assets and over $4.2 billion in financings and has led our SEC and Sarbanes-Oxley compliance efforts. Prior to joining Inland, Mr. Grimes was a Director with Cohen Financial, a mortgage brokerage firm, and was a senior manager with Deloitte in their Chicago-based real estate practice. Mr. Grimes received his B.S. Degree in Accounting from Indiana University and is a Certified Public Accountant (CPA). He is a member of the National Association of Real Estate Investment Trusts and the International Council of Shopping Centers. Mr. Grimes is a member of the AICPA and the Illinois CPA Society. Previously, Mr. Grimes has served on accounting subcommittees of National Council of Real Estate Investment Fiduciaries and Pension Real Estate Association.

DENNIS K. HOLLAND General Counsel and Secretary since November 15, 2007 Age 55

Dennis K. Holland joined us as General Counsel and Secretary on November 15, 2007. Prior to that time, he served as Associate Counsel in The Inland Real Estate Group, Inc.’s law department. Mr. Holland joined The Inland Real Estate Group, Inc. in December 2003. Mr. Holland is involved in all aspects of our business, including real estate acquisitions and financings, sales, securities laws, corporate governance matters, leasing and tenant matters, litigation management, and manages our law department. He received his B.S. Degree in Economics from Bradley University in 1974 and a J.D. from the John Marshall Law School in 1979. Mr. Holland is licensed to practice law in Illinois. Prior to joining The Inland Real Estate Group, Inc,,  Mr. Holland served as Deputy General Counsel with Heller Financial, Inc. and in a business role with GE Capital following its acquisition of Heller Financial.

SHANE C. GARRISON Chief Investment Officer since November 15, 2007 Age 38

Shane C. Garrison joined Inland U.S. Management LLC, one of our property management companies, in 2004. As Vice President of Asset Management and a member of our senior advisory committee, he spearheaded the development and joint venture initiatives for us. Effective with our internalization on November 15, 2007, Mr. Garrison was appointed Chief Investment Officer.

Previously, Mr. Garrison was head of asset management for ECI Properties, responsible for its real estate portfolio, which included industrial and retail properties. Prior to ECI Properties, he was the general manager of the Midwest region for Circuit City.

He has a Master of Business Administration in Real Estate Finance from DePaul University in Chicago, and a Bachelor of Science in Business Administration from Illinois State University. He is an active member of the Urban Land Institute, the National Association of Real Estate Investment Trusts, Inc. and the International Council of Shopping Centers.

NIALL J. BYRNE Vice President and President of Property Management since November 15, 2007 Age 51

Niall J. Byrne joined us in 2005 as Senior Vice President of the Western Management Companies, our property management advisors. Mr. Byrne was responsible for the oversight of all the property management functions for our portfolio of over 300 properties, which aggregate to more than 46 million square feet. As a member of our senior advisory committee, he was involved in our development, acquisition and joint venture initiatives. Effective with our internalization on November 15, 2007, Mr. Byrne was appointed as our Vice President and President of Property Management.

Previously, Mr. Byrne was Vice President of Asset Management of a large commercial and residential portfolio of properties at American Landmark Property, Ltd. Prior to joining American Landmark Properties, Ltd., Mr. Byrne was Senior Vice President/Director of Operations for Providence Management Company, LLC. At PMC, he oversaw all aspects of property operations, daily management and asset management functions for an 8,000 unit multi-family portfolio. He also has over 15 years of real estate experience with the Chicago-based Habitat Company and with American Express/Balcor.

Mr. Byrne received his Bachelor of Science degree in Accounting from DePaul University. He holds an Illinois CPA Certificate and Illinois Real Estate sales license and has five years public accounting experience. He is a member of the National Association of Real Estate Investment Trusts, Inc. and the International Council of Shopping Centers.

JAMES W. KLEIFGES Chief Accounting Officer since November 15, 2007 Age 57

James W. Kleifges became our Chief Accounting Officer on November 15, 2007. In March 2007, he joined Inland Real Estate Investment Corp. as Chief Accounting Officer of Inland Western Retail Real Estate Advisory Services, Inc., our former business manager/advisor. From January 2005 through February 2007, Mr. Kleifges was Vice President, Chief Financial Officer, Treasurer and Assistant Secretary of Inland Retail Real Estate Trust, Inc., an affiliate until its merger with a third party in February 2007 in a transaction valued in excess of $6 billion. From August 2004 through December 2004, Mr. Kleifges was the Vice President, Corporate Controller for Inland Retail Real Estate Advisory Services, Inc. From April 1999 to January 2004, Mr. Kleifges was Vice President/Corporate Controller of Prime Group Realty Trust, an office and industrial real estate investment trust based in Chicago, Illinois with assets in excess of $1 billion. Prior to Prime Group, Mr. Kleifges held senior financial and operational positions in various private and public real estate companies located in Chicago, Illinois and Denver, Colorado.

Mr. Kleifges also was a Senior Manager with KPMG in Chicago, Illinois completing a career in public accounting from June 1972 to December 1982.

Mr. Kleifges earned his Bachelor of Arts Degree in Accounting from St. Mary’s University in Winona, Minnesota and has been a Certificated Public Accountant since 1974. Mr. Kleifges is a member of the Illinois Society of Certified Public Accountants.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

When we were initially formed in 2003, we did not have any employees. Instead we had agreements with affiliates who provided all of our services and employees in exchange for fees. At that time, the affiliates compensated their employees. We were not a part of any compensation decisions or arrangements. On November 15, 2007, we acquired those affiliates and hired substantially all of those employees who were employed by those affiliates and provided services to us in a transaction referred to as the internalization. As part of the internalization, we entered into employment agreements with four of our executive officers, including Michael O’Hanlon, our President and Chief Executive Officer, Steven Grimes, our Chief Operating Officer and Chief Financial Officer, Shane Garrison, our Chief Investment Officer, and Niall Byrne, our Vice President and President of Property Management.

The term of each of the employment agreements with the individuals listed above began on November 15, 2007, the closing date of the internalization, and continues, unless earlier terminated, until December 31, 2007. The term of each agreement was recently extended until June 30, 2008, subject to earlier termination, and any compensation increase negotiated during the remainder of the employment period will be retroactive to January 1, 2008. The employment agreements may be terminated: (i) by the individual or us for any reason effective upon 60 days prior written notice; or (ii) by us for cause, as defined in each of the employment agreements, effective without prior written notice to the individual unless we are terminating the individual’s employment for reasons relating to a failure to perform the individual’s duties or any material breach of the employment agreement or other agreements where we are required to give the individual notice of our intention and allow the individual 15 days to cure.

During 2007, each individual received a base salary from us. We agreed to pay Mr. O’Hanlon, Mr. Grimes, Mr. Garrison and Mr. Byrne a base salary of $400,000, $300,000, $200,000 and $225,000, respectively, per year, pro-rated for their period of actual employment with us during 2007. Further, each individual will be eligible to participate in any retirement, pension, profit-sharing or other similar plans of ours or our affiliates. The individual will also be reimbursed for all ordinary and necessary business expenses incurred by the individual in connection with the individual’s duties.

Under each of the employment agreements, if employment is terminated by the individual or by us for any reason, we will pay or provide the individual’s: (i) base salary accrued through the termination; (ii) reimbursable expenses; (iii) pro-rated annual bonus, if any; and (iv) any benefits required to be paid or provided under applicable law. None of the individuals is entitled to any other severance under these agreements.

We have an oral employment agreement with Dennis Holland, our General Counsel and Secretary, pursuant to which he is entitled to a base salary of $265,000 per year. In addition, Mr. Holland is potentially entitled to a bonus. The actual amount of any bonus, together with any performance criteria and any vesting restrictions on any equity, would be determined by our Executive Compensation Committee. In addition, he may be entitled to certain benefits in the event of a change in control.

In late 2007, our Board established an Executive Compensation Committee. In  February 2008, the Board adopted a charter for the Executive Compensation Committee and it began meeting to examine and establish compensation programs for our Chief Executive Officer and other executive officers.

As a result of these efforts, we have begun to examine the objectives of the compensation program. They will likely be designed to attract and retain excellent executives and reward superior executive performance.  We believe the market for such talent in our industry is very competitive. Further, any program is likely to include base salary, an annual bonus and other long term incentives. The bonus may be paid in cash or stock or a combination of both. At this Annual Meeting, we are asking our stockholders to approve an omnibus equity plan to enable us to grant equity and equity-types of awards. As part of this effort, we will examine stock grant guidelines, policies and procedures. No performance metrics or goals have been established yet for us or any individuals with respect to compensation decisions. As a result, we have not decided how to pay each element of compensation and we cannot state how each element will fit into our overall compensation objectives and affect decisions regarding other elements until such decisions are made. In connection with the establishment of our programs, we anticipate reviewing publicly available data on publicly traded real estate investment trusts. We may enter into additional formal employment agreements.

As part of these Executive Compensation Committee deliberations, we have chosen not to hire an outside compensation consultant but will use internal and external resources and other publicly available information. We have in the past employed compensation consultants to provide limited comparative executive peer data. Further, we do not anticipate using any perquisites or other personal benefits as an element of any compensation program as we believe we have been able to obtain high quality executives without paying such amounts. We do provide for medical and 401(k) benefits and propose to continue such benefits. We would expect that our Chief Executive Officer would participate in compensation discussions regarding our other executives. Change in control arrangements will also be examined as part of this process. It is likely that any compensation program will consider the tax and accounting implications to us.

Report of Directors on Compensation

The Executive Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained herein with management. Based on this review and discussion, the Executive Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

The members of the Executive Compensation Committee of our Board are:

Frank A. Catalano, Jr.

Brenda G. Gujral

Richard P. Imperiale

Barbara A. Murphy

2007 Summary Compensation Table

The following table sets forth information with respect to all compensation paid or earned for services rendered to us by the named executive officers during 2007.

Name and Principal Position	Year	Salary (1) ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation (2) ($)	Total ($)
Michael J. O’Hanlon
President and Chief Executive Officer	2007	$50,871	—	—	—	—	—	$1,000	$51,871

Steven P. Grimes
Chief Operating Officer and Chief Financial Officer	2007	$38,178	—	—	—	—	—	$1,000	$39,178

Shane C. Garrison
Chief Investment Officer	2007	$25,486	—	—	—	—	—	$1,000	$26,486

Niall J. Byrne
Vice President and President of Property Management	2007	$28,659	—	—	—	—	—	$1,000	$29,659

Dennis K. Holland
General Counsel and Secretary	2007	$28,342	—	—	—	—	—	$1,000	$29,342

(1)

Amounts reflect salary paid by us for the period from November 15, 2007 through December 31, 2007. Each individual became an employee of ours effective November 15, 2007, and was paid a pro-rata portion of their annual salary by us in accordance with the terms of their respective employment agreements.

(2)	Represents company match to 401(k) plan.

Grants of Plan-Based Awards

There were no grants of stock, options or any other plan-based awards made to any named executive officer during 2007.

Outstanding Equity Awards

There were no outstanding options, stock or other equity incentive plan awards held by any named executive officer as of December 31, 2007.

Option Exercises and Stock Vested

There were no exercises of options, SARs or similar instruments, and no vesting of stock, including restricted stock, restricted stock units or similar instruments, by any named executive officer during 2007.

Additional Compensation Tables

All other tables have been omitted because they were not applicable to us in 2007.

Potential Payments upon Termination or Change in Control

Under each of the employment agreements with our executive officers described above under the heading “Compensation Discussion and Analysis,” if employment is terminated by the individual or by us for any reason, we will pay or provide the individual’s: (i) base salary accrued through the termination; (ii) reimbursable expenses; (iii) pro-rated annual bonus, if any; and (iv) any benefits required to be paid or provided under applicable law. None of the individuals is entitled to any other severance under these agreements. Assuming their termination occurred as of December 31, 2007, each named executive officer would be entitled to no severance on such date, assuming their salary until that date was paid.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

All amounts under this heading “Certain Relationships and Related Transactions” are stated in thousands.

Transactions with Related Parties

Our charter imposes restrictions on transactions between us and IREIC (our sponsor) and any director or their affiliates as follows:

•                  Sales and Leases to Us.  We will not purchase property from our sponsor, directors or any of their affiliates, unless a majority or our disinterested directors approves it as fair and reasonable for us. The price to us can be no greater than the cost of the asset to our sponsor, director or their affiliate. If the price to us is greater than such cost, there must be substantial, reasonable justification for the excess cost. In no event will our cost for the property exceed its appraised value at the time we acquired it.

•                  Sales and Leases to Sponsor, Director or any Affiliate.  Our sponsor, directors or any of their affiliates will not acquire assets from us unless a majority of disinterested directors approves the transaction as being fair and reasonable to us. We may lease assets to our sponsor, directors or any of their affiliates, but only if a majority of our disinterested directors approves it as fair and reasonable to us.

•                  Loans.  We will not make loans to our sponsor, directors or any of their affiliates except where we obtain an appraisal of the underlying property from an independent expert and where the mortgage indebtedness will not exceed the property’s appraised value. Also, we may not borrow money from our sponsor, directors or any of their affiliates, unless a majority of our disinterested directors approves the transaction as fair, competitive and commercially reasonable and no less favorable to us than loans between unaffiliated parties under the same circumstances.

•                  Investments.  We will not invest in joint ventures with our sponsor, directors or any of their affiliates, unless a majority of our disinterested directors approves the transaction as fair and reasonable to us and on substantially the same terms and conditions as those received by the other joint ventures. We will not invest in equity securities unless a majority of our disinterested directors approves the transaction as being fair, competitive and commercially reasonable.

•                  Other Transactions.  All other transactions between us and our sponsor, directors or any of their affiliates, require approval by a majority of our disinterested directors as being fair and reasonable and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

On November 15, 2007, we acquired our business manager/advisor and property managers in exchange for 37.5 million newly issued shares of our stock.   The business manager/advisor and property managers became subsidiaries of ours. As part of the acquisition, we gained 239 experienced employees to perform the business manager/advisor functions and operate the property management companies.

Agreements Terminated Upon Consummation of the Merger

Prior to the merger on November 15, 2007, we paid an advisor asset management fee of not more than 1% of the average invested assets to our business manager/advisor. Average invested asset value is defined as the average of the total book value, including acquired intangibles, of our real estate assets plus our loans receivable secured by real estate, before reserves for depreciation, reserves for bad debt or other similar non-cash reserves. We computed the average invested assets by taking the average of these values at the end of each month for which the fee is being calculated. The fee was payable quarterly in an amount equal to 1/4 of up to 1% of our average invested assets as of the last day of the immediately preceding quarter.  Based upon the maximum allowable advisor asset management fee of 1% of our average invested assets, maximum fees of $68,083, $74,895 and $54,993 were allowed for the years ended December 31, 2007, 2006 and 2005, respectively.  We incurred actual fees to our former business manager/advisor totaling $23,750, $39,500 and $20,925, which represented 35%, 53% and 38% of the maximum fees allowed, for the years ended December 31, 2007, 2006 and 2005, respectively.  The maximum allowable advisor management fee and the advisor asset management fee incurred for the year ended December 31, 2007 were both prorated through November 15, 2007, the date of the merger.  As of December 31, 2007 and 2006, none and $9,000, respectively, remained unpaid and are included in “Other liabilities” in our consolidated balance sheets.  The business manager/advisor agreed to forego any fees allowed but not taken on an annual basis.  Mr. Parks and Ms. Gujral were each an officer and director of the entity which received these fees and were stockholders of the entity which ultimately wholly owns the entity which received these fees.

The business manager/advisor and its related parties were also entitled to reimbursement for general and administrative costs, primarily salaries, relating to our administration and acquisition of properties. For the year ended December 31, 2007, 2006 and 2005, we incurred $873, $998 and $1,096, respectively, of these costs. Of these costs, $404 and $152 remained unpaid as of December 31, 2007 and 2006, respectively and are included in “Accounts payable and accrued expenses” in our consolidated balance sheets.

In 2005, we entered into a subscription agreement with Minto Builders (Florida), Inc., or MB REIT, an entity consolidated by one of our related parties, Inland American Real Estate Trust, Inc., or Inland American, to purchase newly issued Series C preferred shares at a purchase price of $1,276 per share. Under the agreement, MB REIT had the right to redeem any Series C preferred shares it issued to us with the proceeds of any subsequent capital contributed by Inland American. MB REIT was required to redeem any and all outstanding Series C preferred shares held by us by December 31, 2006 and did so during the fourth quarter of 2006. The Series C preferred shares, while outstanding, entitled us to an annual dividend equal to 7.0% on the face amount of the Series C preferred shares, which was payable monthly. We evaluated our investment in MB REIT under FIN 46(R) and determined that MB REIT was a variable interest entity but that we were not the primary beneficiary. Due to our lack of influence over the operating and financial policies of the MB REIT, this investment is accounted for under the cost method in which investments are recorded at their original cost. As of December 31, 2005, we had invested $224,003 in these shares. An additional $40,000 was invested during 2006 and the total of $264,003 was redeemed during the fourth quarter of 2006. We earned $16,489 and $2,100 in dividend income related to this investment during the years ended December 31, 2006 and 2005, respectively. None of the dividend remained unpaid as of December 31, 2006.  Mr. Parks is the Chairman of the Board, a director and stockholder of Inland American.  Ms. Gujral is President, a director and a stockholder of Inland American.

We entered into an arrangement with Inland American whereby we were paid to guarantee customary non-recourse carve out provisions of Inland American’s financings until such time as Inland American reached a net worth of $300,000. We evaluated the accounting for the guarantee arrangements under FIN 45: Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others, and recorded the fair value of the guarantees and amortized the liability over the guarantee period of one year. The fee arrangement called for a fee of $50 annually for loans equal to and in excess of $50,000 and $25 annually for loans less than $50,000. We recorded fees totaling $149 for the year ended December 31, 2006, all of which had been received as of that date. We were released from all our obligations under this arrangement during 2006.

Agreements Surviving Merger

The property managers were entitled to receive property management fees totaling 4.5% of gross operating income, for management and leasing services through November 15, 2007, the date of the merger. We incurred property management fees of $30,036, $29,800 and $20,686 for the years ended December 31, 2007, 2006 and 2005, respectively. In addition, we reimbursed the property managers for certain salaries and related employee benefits totaling $5,423, $5,313 and $2,268 for the years ended December 31, 2007, 2006 and 2005, respectively. No amounts remained unpaid as of December 31, 2007 and 2006. Subsequent to the mergers, the property managers are entitled to receive property management fees totaling 4.5% of gross operating income, for management and leasing services, all of which are eliminated in our consolidated financial statements.  Mr. Parks and Ms. Gujral were each stockholders of the entity which received these fees.

A related party also provides investment advisory services to us related to our securities investments for an annual fee. The affiliate has full discretionary authority with respect to the investment and reinvestment of assets in that account, subject to investment guidelines we provide to them. The affiliates have also been granted a power of attorney and proxy to tender or direct the voting or tendering of all investments held in the account. The fee is incremental based upon the aggregate market value of assets invested. Based upon our assets invested, the fee was equal to 0.75% per annum (paid monthly) of aggregate market value of assets invested. We incurred fees totaling $2,107, $1,961 and $536 for the years ended December 31, 2007, 2006 and 2005, respectively. As of December 31, 2007 and 2006, $325 and $362, respectively, remained unpaid and are included in “Accounts payable and accrued expenses” in our consolidated balance sheets. The agreement is non-exclusive as to both parties and is cancellable by providing not less than 180 days prior written notice and specification of the effective date of said termination.  Mr. Parks and Ms. Gujral are each directors and Ms. Gujral is an officer in the entity which receives these fees.  Mr. Parks and Ms. Gujral are each a stockholder and Mr. Parks is director of the entity which ultimately wholly owns the entity which receives these fees.

A related party provides loan servicing for us. Effective May 1, 2005, the loan servicing agreement stipulated that if the number of loans being serviced exceeded one hundred, a monthly fee was charged in the amount of 190 dollars per month, per loan being serviced. Effective April 1, 2006, the agreement was amended so that if the number of loans being serviced exceeded one hundred, a monthly fee of 150 dollars per month, per loan was charged. Effective May 1, 2007, the agreement was again amended so that if the number of loans being serviced exceeds two hundred, a monthly fee of 125 dollars per month, per loan is charged. Such fees totaled $562, $696 and $534 for the years ended December 31, 2007, 2006 and 2005, respectively. As of December 31, 2007 and 2006, none and $24, respectively, remained unpaid and are included in “Accounts payable and accrued expenses” in our consolidated balance sheets. The agreement is non-exclusive as to both parties and is cancellable by providing not less than 180 days prior written notice and specification of the effective date of such termination.  Mr. Parks and Ms. Gujral are each a stockholder and Mr. Parks is a director of the entity which ultimately wholly owns the entity which receives these fees.

A related party facilitates the mortgage financing we obtain on some of our properties. We pay the related party 0.2% of the principal amount of each loan obtained on our behalf. Such costs are capitalized as loan fees and amortized over the respective loan term as a component of interest expense. For the years ended December 31, 2007 and 2006, we paid loan fees totaling $873 and $1,051, respectively, to this related party. As of December 31, 2007 and 2006, none remained unpaid. The agreement is non-exclusive as to both parties and is cancellable by providing not less than 180 days prior written notice and specification of the effective date of such termination.  Mr. Parks and Ms. Gujral are each a stockholder and Mr. Parks is a director of the entity which ultimately wholly owns the entity which receives these fees.

Agreements Entered Into Upon Consummation of Merger

We terminated our existing acquisition agreement with a related party and entered into a new property acquisition agreement and a transition property due diligence services agreement with that related party. In connection with our acquisition of new properties, the related party will give us a first right as to all retail, mixed use and single tenant properties and, if requested, provide various services including services to negotiate property acquisition transactions on our behalf and prepare suitability, due diligence, and preliminary and final pro forma analyses of properties proposed to be acquired. We will pay all reasonable, third party out-of-pocket costs incurred by this entity in providing such services; pay an overhead cost reimbursement of $12 per transaction; and, to the extent these services are requested by us, pay a cost of $7 for due diligence expenses and a cost of $25 for negotiation expenses per transaction. As of December 31, 2007, we have not incurred any such costs under the new agreement. For the year ended December 31, 2007, 2006 and 2005 we incurred $134, $363 and $1,184, respectively, of these costs. Of these costs, $27 and $25 remained unpaid as of December 31, 2007 and 2006, respectively and are included in “Accounts payable and accrued expenses” in our consolidated balance sheets. The agreement is non-exclusive as to both parties and is cancellable by providing not less than 180 days prior written notice and specification of the effective date of said termination.  Mr. Parks and Ms. Gujral are each a stockholder and Mr. Parks is a director of the entity which ultimately wholly owns the entity which receives these fees.

We entered into an institutional investor relationships services agreement with a related party. Under the terms of the agreement, the related party will attempt to secure institutional investor commitments in exchange for advisory and client fees and reimbursement of project expenses. For the year ended December 31, 2007, 2006 and 2005, we incurred $257, $137 and none, respectively, of these costs. Of these costs, none and $137 remained unpaid as of December 31, 2007 and 2006, respectively and are included in “Accounts payable and accrued expenses” in our consolidated balance sheets. The agreement is non-exclusive as to both parties and is cancellable by providing not less than 180 days prior written notice and specification of the effective date of said termination.  Mr. Parks and Ms. Gujral are each a stockholder and Mr. Parks is a director of the entity which ultimately wholly owns the entity which receives these fees.

A related party also entered into a legal services agreement with us, primarily with our business manager/advisor, where that related party will provide us with certain legal services in connection with our real estate business. We will pay the related party for legal services rendered under the agreement on the basis of actual time billed by attorneys and paralegals at the related party’s hourly billing rate then in effect in increments of one-tenth of one hour. The billing rate is subject to change on an annual basis, provided, however, that the billing rates charged by the related party will not be greater than the billing rates charged to any other client and will not be greater than 90% of the billing rate of attorneys of similar experience and position employed by nationally recognized law firms located in Chicago, Illinois performing similar services. For the year ended December 31, 2007, 2006 and 2005, we incurred $897, $705 and $1,884, respectively, of these costs. Of these costs, $141 and $150 remained unpaid as of December 31, 2007 and 2006, respectively and are included in “Accounts payable and accrued expenses” in our consolidated balance sheets. The agreement is non-exclusive as to both parties and is cancellable by providing not less than 180 days prior written notice and specification of the effective date of said termination.

Mr. Parks and Ms. Gujral are each a stockholder and Mr. Parks is a director of the entity which ultimately wholly owns the entity which receives these fees.

We entered into consulting agreements with Daniel L. Goodwin, Robert D. Parks, our chairman, and G. Joseph Cosenza, who will each provide with us with strategic assistance for the term of their respective agreement including making recommendations and providing guidance to us as to prospective investment, financing, acquisition, disposition, development, joint venture and other real estate opportunities contemplated from time to time by us and our Board. The consultants will also provide additional services as may be reasonably requested from time to time by our Board. The term of each agreement runs until November 15, 2010 unless terminated earlier. We may terminate these consulting agreements at any time. The consultants will not receive any compensation for their services, but we will reimburse their expenses in fulfilling their duties under the consulting agreements. There were no reimbursements under the consulting agreements in 2007.

We entered into amendments to each of our existing service agreements with certain related parties, including an amendment to our office and facilities management services agreement, insurance and risk management services agreement, computer services agreement, personnel services agreement, property tax services agreement and communications services agreement. Generally these agreements and the amendments provide that we can obtain certain services from the related parties for reimbursement of their general and administrative costs relating to our administration and acquisition of properties. For the year ended December 31, 2007, 2006 and 2005, we incurred $3,092, $1,334 and $945, respectively, of these costs. Of these costs, $900 and $203 remained unpaid as of December 31, 2007 and 2006, respectively and are included in “Accounts payable and accrued expenses” in our consolidated balance sheets. The amendments provide that the services provided under the terms of the applicable services agreements are to be provided on a non-exclusive basis in that we shall be permitted to employ other parties to perform any one or more of the services and that the applicable counterparty shall be permitted to perform any one or more of the services to other parties. The agreement and related amendments have various expiration dates but are cancellable by providing not less than 180 days prior written notice and specification of the effective date of such termination.  Mr. Parks and Ms. Gujral are each a stockholder and Mr. Parks is a director of the entity which ultimately wholly owns the entity which receives these fees.

We sublease our office space from a related party. The lease calls for annual base rent of $496 and additional rent in any calendar year of its proportionate share of taxes and common area maintenance costs. Additionally, the related party paid certain tenant improvements under the lease in the amount of $395. Such improvements are being repaid by us over a period of five years. The sublease calls for an initial term of five years which expires November 2012 with one option to extend for an additional five years.  Ms. Gujral is an officer and director and Mr. Parks is a director of the entity which receives these fees.  Mr. Parks and Ms. Gujral are each a stockholder and Mr. Parks is a director of the entity which ultimately wholly owns the entity which receives these fees.

In connection with the internalization, Messrs. Parks and Grimes and Ms. Gujral received shares of our common stock valued at approximately $6.8 million, $0.38 million and $1.3 million, respectively, as a result of each of them being stockholders of one or more of the companies we acquired.

Mr. Masick is a partner with Wolf & Company LLP, a certified public accounting firm.  During 2007, Wolf & Company LLP provided approximately $268 in audit services for The Inland Group Inc., including audit services for our property managers (which at the time were owned primarily by individuals that were affiliates of The Inland Group Inc.), which property managers were recently acquired by us.  Wolf & Company LLP is no longer engaged as the external auditing firm for our property management subsidiaries.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of July 15, 2008 regarding the number and percentage of shares beneficially owned by: (i) each director and nominee; (ii) each named executive officer; (iii) all directors and executive officers as a group; and (iv) any person known to us to be the beneficial owner of more than 5% of our outstanding shares. As of July 15, 2008 we had over 111,000 stockholders of record and 482,157,161 shares of common stock outstanding.

Name and Address of Beneficial Owner (1)	Number Of Shares Beneficially Owned (2)		Percent of Class
Daniel L. Goodwin	31,381,688.2434	(3)	6.5%
Robert D. Parks	851,200.4223	(4)	*
Brenda G. Gujral	128,301.2880		*
Kenneth H. Beard	67,245.7818	(5)	*
Frank A. Catalano, Jr.	7,356.2882	(5)	*
Paul R. Gauvreau	115,731.8440	(5)	*
Gerald M. Gorski	6,532.4664	(5)	*
Richard P. Imperiale	1,666.0000	(6)	*
Kenneth E. Masick	1,666.0000	(6)	*
Barbara A. Murphy	4,000.0000	(5)	*
Michael J. O’Hanlon	—		*
Steven P. Grimes	38,295.0000		*
Shane C. Garrison	—		*
Niall J. Byrne	—		*
Dennis K. Holland	6,207.0000
James W. Kleifges	— *
All directors and executive officers as a group (15 persons)	1,228,202.0907		*

* Less than 1%

(1)  The address of each of the persons listed above is 2901 Butterfield Road, Oak Brook, IL  60523.

(2)  Beneficial ownership includes outstanding shares and shares which are not outstanding that any person has the right to acquire within 60 days after the date of this table. However, any such shares which are not outstanding are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investing power with respect to all shares beneficially owned by them.

(3)  Includes 122,710.1174 shares held jointly by Mr. Goodwin and his spouse. Also includes 10,312,500.0000, 8,437,500.0000, 215,530.7270 and 27,452.733 shares of common stock owned by Inland Corporate Holdings Corporation, Inland Funding Corporation, IREIC and Partnership Ownership Corporation, respectively.

(4)  Includes 41,894.7360 shares owned by trusts for the benefit of Mr. Parks. Mr. Parks is a control person of these trusts and disclaims beneficial ownership of the shares owned by these trusts.

(5)  Includes 4,000 shares issuable upon exercise of options granted under our independent director stock option plan, to the extent that such options are currently exercisable or will become exercisable within 60 days after the date of this table.

(6)  Includes 1,666 shares issuable upon exercise of options granted under our independent director stock option plan, to the extent that such options are currently exercisable or will become exercisable within 60 days after the date of this table.

Equity Compensation Plan Information

The following table sets forth the following information as of December 31, 2007: (i) the number of shares of our common stock to be issued upon the exercise of outstanding options, warrants and rights, (ii) the weighted-average exercise price of such options, warrants and rights and (iii) the number of shares of our common stock remaining available for future issuance under our equity compensation plans, other than the outstanding options, warrants and rights described above.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in Column (a))

Equity Compensation Plans Approved by Security Holders	—	—	—

Equity Compensation Plans Not Approved by Security Holders	25,000	$9.16	50,000

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of our outstanding shares, to file statements of beneficial ownership and changes in beneficial ownership of our shares with the SEC and to furnish us with copies of all statements they file. Based solely on a review of the forms we have received and on written representations from certain reporting persons that no such forms were required for them, we believe that during 2007 all Section 16 filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with by such persons.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

One or more representatives of KPMG LLP, our independent registered public accounting firm for 2007, are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.  We have not engaged KPMG as our independent registered public accounting firm for the 2008 calendar year as our Audit Committee will review the terms of the proposed services for 2008 in the third quarter of 2008.

Principal Accounting Fees and Services

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our annual financial statements for 2007 and 2006, and fees for other services rendered by it:

	Fiscal Year 2007	Fiscal Year 2006
Audit Fees (1)	$964,000	$882,700
Audit Related Fees (2)	—	—
Tax Fees (3)	308,360	278,020
Total Fees	$1,272,360	$1,160,720

(1)	Audit fees include the financial statement and internal controls over financial reporting audit fees.

(2)	Audit related fees include the review of documents and issuance of accountant’s consent related to documents filed with the SEC and audits related to Rule 3-14 of Regulation S-X.

(3)	Tax fees consist of fees for review of federal and state income tax returns.

The Audit Committee reviews and approves in advance the terms of and compensation for both audit and nonaudit services to be provided by KPMG LLP. This duty has been delegated to the Chairman of the Audit Committee with any such preapproval reported to the Audit Committee at its next regularly scheduled meeting. Approval of nonaudit services will be disclosed in periodic reports required by Section 13(a) of the Exchange Act. Prohibited non-audit services shall be as set forth in the rules promulgated by the SEC, including: (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment advisor or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Public Company Accounting Oversight Board prohibits through regulation.

The Audit Committee approved 100% of the fees described above.

ESTABLISHMENT OF THE INLAND WESTERN RETAIL REAL ESTATE TRUST, INC. 2008 LONG-TERM EQUITY COMPENSATION PLAN

PROPOSAL NO. 2: APPROVAL OF THE ESTABLISHMENT OF THE INLAND WESTERN RETAIL REAL ESTATE TRUST, INC. 2008 LONG-TERM EQUITY COMPENSATION PLAN.

Our success depends, in large measure, on our ability to recruit and retain key employees with outstanding ability and experience. Our Board also believes there is a need to align stockholder and employee interests by encouraging employee stock ownership and to motivate employees with compensation conditioned upon achievement of our financial goals.

In order to accomplish these objectives, our Board has adopted the Inland Western Retail Real Estate Trust, Inc. 2008 Long- Term Equity Compensation Plan, which we refer to as the ECP. The ECP is being presented to stockholders for approval in order to assure federal income tax deductibility of certain amounts paid under the ECP to certain executives.

Summary Description of the ECP

The following summary of the terms of the ECP is qualified in its entirety by reference to the text of the plan, which is attached as Appendix A to this proxy statement. The ECP was adopted effective as of May 13, 2008 subject to your approval.

Administration

The ECP is administered by the Executive Compensation Committee of the Board of Directors.

Eligibility

Our officers and key employees, and those of our subsidiaries, are eligible to participate in the ECP. More than 280 of our and our subsidiaries’ employees are presently eligible to participate. However, because the ECP provides for broad discretion in selecting participants and in making awards, the total number of persons who will participate and the respective benefits to be accorded to them cannot be determined at this time.

Stock Available for Issuance Through the ECP

The ECP provides for a number of forms of stock based compensation, as further described below. Up to 10,000,000 shares of our common stock, par value $.001 per share, are authorized for issuance through the ECP. Shares issued under the ECP may be either authorized but unissued shares (subject to a maximum of 10,000,000 shares), treasury shares, or any combination thereof. Provisions in the ECP permit the reuse or reissuance by the ECP of shares of common stock underlying canceled, expired, or forfeited awards of stock based compensation. Our stock is not traded on any national securities exchange.

Stock based compensation will typically be issued in consideration for the performance of services to us. At the time of exercise, the full exercise price for a stock option must be paid in cash or, if the Executive Compensation Committee so provides, in shares of common stock, by cashless exercise or by any other means designated by the Executive Compensation Committee.

Description of Awards under the Plan

The Executive Compensation Committee may award to eligible employees incentive and nonqualified stock options, stock appreciation rights, restricted stock, and performance units/performance shares. As separately described below under “Performance Measures,” the Executive Compensation Committee may also grant awards subject to satisfaction of specific performance goals. The forms of awards are described in greater detail below.

Stock Options.  The Executive Compensation Committee has discretion to award incentive stock options, or ISOs, which are intended to comply with Section 422 of the Internal Revenue Code, or nonqualified stock options, or NQSOs, which are not intended to comply with Section 422 of the Internal Revenue Code. Each option issued under the ECP must be exercised within a period of ten years from the date of the grant, and the exercise price of an option may not be less than the fair market value of the underlying shares of common stock on the date of grant. If an award of stock options or stock appreciation rights is intended to qualify as performance based compensation under Internal Revenue Code Section 162(m), the maximum number of shares which may be subject to stock options with or without tandem stock appreciation rights, or freestanding stock appreciation rights, granted in any calendar year to any one participant is 100,000. Subject to the specific terms of the ECP, the Executive Compensation Committee will have discretion to set such additional limitations on such grants as it deems appropriate.

Options granted to employees under the ECP will expire at such times as the Executive Compensation Committee determines at the time of the grant; provided, however, that no option will be exercisable later than ten years from the date of grant. Each option award agreement will set forth the extent to which the participant will have the right to exercise the option following termination of the participant’s employment with us. The termination provisions will be determined within the discretion of the Executive Compensation Committee, may not be uniform among all participants and may reflect distinctions based on the reasons for termination of employment.

Upon the exercise of an option granted under the ECP, the option price is payable in full to us, either: (a) in cash or its equivalent, or (b) if permitted in the award agreement, by tendering shares having a fair market value at the time of exercise equal to the total option price (provided such shares have been held for at least six months prior to their tender), (c) by withholding shares which otherwise would be acquired on exercise having a fair market value at the time of exercise equal to the total option price, (d) by promissory note, or (e) any combination of the foregoing methods of payment. The Executive Compensation Committee may also allow options granted under the ECP to be exercised by a cashless exercise, as permitted under Federal Reserve Board Regulation T, or any other means the Executive Compensation Committee determines to be consistent with the ECP’s purpose and applicable law.

Stock Appreciation Rights.  The Executive Compensation Committee may also award stock appreciation rights, or SARs, under the ECP upon such terms and conditions as it shall establish. The exercise price of a freestanding SAR shall equal the fair market value of a share of common stock on the date of grant while the exercise price of a tandem SAR issued in connection with a stock option shall equal the option price of the related option. If an award of SARs is intended to qualify as performance based compensation under Internal Revenue Code Section 162(m), the maximum number of shares which may be subject to SARs is described above under “Stock Options.”

Restricted Stock.  The Executive Compensation Committee also may award shares of restricted common stock under the ECP upon such terms and conditions as it shall establish. If an award of restricted stock is intended to qualify as performance based compensation under Internal Revenue Code Section 162(m), the maximum number of shares which may be granted in the form of restricted stock in any one calendar year to any one participant is 50,000. The award agreement will specify the period(s) of restriction, the number of shares of restricted common stock granted, restrictions based upon the achievement of specific performance objectives and/or restrictions under applicable federal or state securities laws. Although recipients may have the right to vote these shares from the date of grant, they will not have the right to sell or otherwise transfer the shares during the applicable period of restriction or until earlier satisfaction of other conditions imposed by the Executive Compensation Committee in its sole discretion. Participants may receive dividends on their shares of restricted stock and the Executive Compensation Committee, in its discretion, will determine how any such dividends are to be paid.

Each award agreement for restricted stock will set forth the extent to which the participant will have the right to retain unvested restricted stock following termination of the participant’s employment with us. These provisions will be determined in the sole discretion of the Executive Compensation Committee, need not be uniform among all shares of restricted stock issued pursuant to the ECP and may reflect distinctions based on reasons for termination of employment. Except in the case of terminations by reason of death or disability, the vesting of restricted stock which qualifies for performance based compensation under Section 162(m) and which are held by “covered employees” under Section 162(m) shall occur at the time it otherwise would have, but for the employment termination.

Performance Units/Shares.  The Executive Compensation Committee has the discretion to award performance units and performance shares under the ECP upon such terms and conditions as it shall establish. If an award of performance units or performance shares is intended to qualify as performance based compensation under Internal Revenue Code Section 162(m), the maximum aggregate payout for awards of performance units or performance shares which may be granted in any one calendar year to any one participant shall be the fair market value of 50,000 shares of common stock. Performance units will have an initial value as determined by the Executive Compensation Committee while the performance share will have an initial value equal to one share of common stock. The payout on the number and value of the performance units and performance shares will be a function of the extent to which corresponding performance goals are met.

Performance Measures

The Executive Compensation Committee may grant awards under the ECP to eligible employees subject to the attainment of certain specified performance measures. The number of performance based awards granted to an officer or key employee in any year is determined by the Executive Compensation Committee in its sole discretion.

The value of each performance based award shall be determined solely upon the achievement of certain preestablished objective performance goals during each performance period. The duration of a performance period is set by the Executive Compensation Committee. A new performance period may begin every year, or at more frequent or less frequent intervals, as determined by the Executive Compensation Committee.

The Executive Compensation Committee shall establish, in writing, the objective performance goals applicable to the valuation of performance based awards granted in each performance period, the performance measures which shall be used to determine the achievement of those performance goals, and any formulas or methods to be used to determine the value of the performance based awards.

The value of performance based awards may be based on absolute measures or on a comparison of our financial measures during a performance period to the financial measures of a group of competitors. The performance measures are net income either before or after taxes, market share, customer satisfaction, profits, share price, earnings per share, total shareholder return, return on assets, return on equity, operating income, return on capital or investments, and economic value added.

Following the end of a performance period, the Executive Compensation Committee shall determine the value of the performance based awards granted for the period based on the attainment of the preestablished objective performance goals. The Executive Compensation Committee shall also have discretion to reduce (but not to increase) the value of a performance based award.

The Executive Compensation Committee will certify, in writing, that the award is based on the degree of attainment of the preestablished objective performance goals. As soon as practicable thereafter, payment of the awards to employees, if any, shall be made in the form of shares of common stock or cash, as applicable.

Conditions to Award Payments

All rights of a participant under any award under the ECP will cease on and as of a date on which it is determined by the Executive Compensation Committee that a participant acted in a manner inimical to our best interests. Participants who terminate employment with us for any reason other than death while any award under the ECP remains outstanding, shall receive such shares or benefit only if, during the entire period from his or her date of termination to the date of such receipt, the participant shall (i) consult and cooperate with us on matters under his or her supervision during the participant’s employment, and (ii) refrain from engaging in any activity that is directly or indirectly in competition with any activity of ours. In the event a participant fails to comply with such requirement, the participant’s rights under any outstanding award shall be forfeited unless otherwise provided by us.

Adjustment and Amendments

The ECP provides for appropriate adjustments in the number of shares of common stock subject to awards and available for future awards in the event of changes in outstanding common stock by reason of a merger, stock split, or certain other events.

The ECP may be modified or amended by the Board at any time and for any purpose which the Board deems appropriate. However, no such amendment shall adversely affect any outstanding awards without the affected holder’s consent.

Change in Control

In the event of a change in control, all options and SARs granted under the ECP shall become immediately exercisable, restriction periods and other restrictions imposed on restricted stock which is not performance-based shall lapse, and the target payout opportunities attainable under all outstanding awards of performance-based restricted stock, performance shares and performance units shall be deemed to have been fully earned for the entire performance period as of the effective date of the change in control. The vesting of such awards shall be accelerated.

Nontransferability

No derivative security (including, without limitation, options) granted pursuant to, and no right to payment under, the ECP shall be assignable or transferable by a participant except by will or by the laws of descent and distribution, and any option or similar right shall be exercisable during a participant’s lifetime only by the participant or by the participant’s guardian or legal representative. These limitations may be waived by the Executive Compensation Committee, subject to restrictions imposed under the SEC’s short swing trading rules and federal tax requirements relating to incentive stock options.

Duration of the Plan

The ECP will remain in effect until all options and rights granted thereunder have been satisfied or terminated pursuant to the terms of the plan, and all performance periods for performance based awards granted thereunder have been completed. However, in no event will an award be granted under the ECP on or after May 13, 2018.

Federal Income Tax Consequences

Options.  With respect to options which qualify as ISOs, an ECP participant will not recognize income for federal income tax purposes at the time options are granted or exercised, and we will not be entitled to a deduction with respect to the granting or exercise of such an option except in the limited circumstances discussed below. If the participant disposes of shares acquired by exercise of an ISO either before the expiration of two years from the date the options are granted or within one year after the issuance of shares upon exercise of the ISO, which we refer to as the holding periods, the participant will recognize in the year of disposition: (a) ordinary income, to the extent the lesser of either (1) the fair market value of the shares on the date of option exercise, or (2) the amount realized on disposition, exceeds the option price; and (b) capital gain, to the extent the amount realized on disposition exceeds the fair market value of the shares on the date of option exercise. In addition, if the holding periods are not met, we will be entitled to a deduction corresponding to the ordinary income amount recognized by the participant. If the shares are sold after expiration of the holding periods, the participant generally will recognize capital gain or loss equal to the difference between the amount realized on disposition and the option price.

With respect to NQSOs, the participant will not recognize any income and we will not be entitled to a deduction upon grant of the option. Upon exercise, the participant will recognize ordinary income, and we will be entitled to a corresponding deduction, in an amount equal to the excess of the fair market value of the shares on the date of option exercise over the amount paid by the participant for the shares. Upon a subsequent disposition of the shares received under the option, the participant generally will recognize capital gain or loss to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition.

SARs.  The recipient of a grant of SARs will not realize taxable income and we will not be entitled to a federal income tax deduction with respect to such grant on the date of such grant. Upon the exercise of an SAR, the recipient will realize ordinary income, and we will generally be entitled to a corresponding deduction, equal to the amount of cash received.

Restricted Stock.  A participant holding restricted stock will, at the time the shares vest, realize ordinary income in an amount equal to the fair market value of the shares and any cash received at the time of vesting, and we will generally be entitled to a corresponding deduction for federal income tax purposes. Dividends paid to the participant on the restricted stock during the restriction period will generally be ordinary income to the participant and deductible as such by us.

Performance Units/Shares.  The recipient of a grant of performance units or performance shares will not realize taxable income and we will not be entitled to a deduction with respect to such grant on the date of such grant. Upon the payout of such award, the recipient will realize ordinary income and we will generally be entitled to a corresponding deduction, equal to the amount of cash or stock received.

Section 162(m).  Under Section 162(m) of the Internal Revenue Code, compensation paid by us in excess of one million dollars for any taxable year to “Covered Employees” generally is deductible by us or our affiliates for federal income tax purposes if it is based on our performance, is paid pursuant to a plan approved by our stockholders, and meets certain other requirements. Generally, a “Covered Employee” under Section 162(m) means the chief executive officer and the four other highest paid executive officers of ours as of the last day of the taxable year.

It is presently anticipated that the Executive Compensation Committee will consist of “outside directors,” except for Ms. Gujral. It is also presently anticipated that the Executive Compensation Committee will take the effect of Section 162(m), as interpreted under IRS Revenue Ruling 2008-13, into consideration in structuring ECP awards.

Section 409A.  Section 409A of the Code, which was added by the American Jobs Creation Act of 2004, provides certain new requirements on non-qualified deferred compensation arrangements. These include new requirements with respect to an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation.

Section 409A, also generally provides that distributions must be made on or following the occurrence of certain events (e.g., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form after the compensation has been deferred. For certain individuals who are officers, Section 409A requires that such individual’s distribution commence no earlier than six months after such officer’s separation from service.

Awards granted under the ECP with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

NEW PLAN BENEFITS

Name and Position	Dollar Value ($)	Number of Units

Michael J. O’Hanlon	*	*
President and Chief Executive Officer

Steven P. Grimes	*	*
Chief Operating Officer and Chief Financial Officer

Shane C. Garrison	*	*
Chief Investment Officer

Niall J. Byrne	*	*
Vice President and President of Property Management

Dennis K. Holland	*	*
General Counsel and Secretary

Executive Group	*	*

Non-Executive Director Group	N/A	N/A

Non-Executive Officer Employee Group	*	*

* Not determinable at this time as the Executive Compensation Committee has not finalized 2008 compensation.

Vote Required

Provided a quorum is present, the affirmative vote of a majority of the votes cast on the matter at our Annual Meeting is required to approve the establishment of the Inland Western Retail Real Estate Trust, Inc. 2008 Long-Term Equity Compensation Plan.

THE BOARD’S RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE

FOR

THE APPROVAL OF THE ESTABLISHMENT OF THE INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

2008 LONG-TERM EQUITY COMPENSATION PLAN

AMENDMENT AND RESTATEMENT OF OUR CHARTER

PROPOSAL NO. 3:  APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR CHARTER TO REMOVE REFERENCES TO “ADVISOR” OR “SPONSOR” OR PROVISIONS GOVERNING OUR RELATIONSHIP WITH OUR “ADVISOR” OR “SPONSOR.”

Our Third Articles of Amendment and Restatement, as amended, on file with the Secretary of State of the State of Maryland, governs our corporate activities. Currently, our charter contemplates us being advised and managed by a third party advisor and property managers. As we approved of our internalization at our last 2007 annual meeting and closed that transaction, we will have accomplished the most significant step in achieving our goal of being a self-administered REIT. Accordingly, our Board has adopted an amended and restated charter to ensure that our corporate governance instruments properly reflect the effects of our changing operating structure, by eliminating references in our charter to “Advisor” or “Sponsor” or provisions governing our relationship with an “Advisor” or a “Sponsor.”

Before you decide how to vote, you should read our amended and restated charter, which we have included as Appendix B.  We have marked Appendix B to show the proposed additions and deletions.

A vote to approve this proposal is a vote for each of the amendments to the current charter and a vote against this proposal is a vote against each of the amendments to the current charter.  If approved, the amended and restated charter will become effective upon filing with the Maryland Department of Assessments and Taxation.

Vote Required

Provided a quorum is present, the affirmative vote of at least majority of the shares of our common stock issued and outstanding is required to approve the amendment and restatement of our charter as set forth above.  For purposes of the vote on the approval, abstentions and broker non-votes will have the effect of a vote against the proposal although, as mentioned, they will count toward the presence of a quorum.

THE BOARD’S RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE

FOR

THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR CHARTER

MISCELLANEOUS AND OTHER MATTERS

Advance Notice Procedures for Making Director Nominations and Stockholder Proposals

Stockholder proposals for our annual meeting of stockholders to be held in 2009 will not be included in our proxy statement for that meeting unless the proposal is proper for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders and is received by our Secretary at our executive offices located in Oak Brook, Illinois, no later than July 30, 2008. Stockholders must also follow the procedures prescribed in SEC Rule 14a-8 under the Exchange Act.

If the requirements of our bylaws are not followed, the nomination or proposal presented at an annual meeting of stockholders will be out of order and will not be acted upon. Any stockholder desiring a copy of our bylaws will be furnished one without charge upon written request to our Secretary at our principal executive offices. A copy of our bylaws, as amended, is filed as Exhibit 3.2.1 in our annual report on Form 10-K/A for the year ended December 31, 2006, filed on April 27, 2007 and is available at the SEC Internet site (http://www.sec.gov).

Multiple Stockholders Sharing an Address

The rules of the SEC permit companies to provide a single copy of an annual report and proxy statement to households in which more than one stockholder resides. This process is known as householding. Stockholders who share an address and who have been previously notified that their broker, bank or other intermediary will be householding their proxy materials will receive only one copy of our proxy statement and Annual Report to Stockholders unless they have affirmatively objected to the householding notice.

Stockholders sharing an address who received only one set of these materials may request a separate copy which will be sent promptly at no cost by writing or calling our Investor Relations department at: Investor Relations, Inland Western Retail Real Estate Trust, Inc., 2901 Butterfield Road, Oak Brook, IL 60523 or by contacting us by telephone at (630) 218-8000. For future annual meetings, a stockholder may request separate annual reports or proxy statements, or may request the householding of such materials, by contacting us as noted above.

Other Matters

As of the date of this proxy statement, the above are the only matters we are aware of that are to be acted upon at the Annual Meeting. If any other matter should properly come before the Annual Meeting for which we did not receive proper notice in accordance with the requirements of our bylaws, as presented above, the persons appointed by your proxy will vote on those matters in accordance with the recommendation of the Board, or, in the absence of such a recommendation, in accordance with their discretion. The affirmative vote of the holders of a majority of the votes cast on any such other matter will be required for approval.

By the order of the Board of Directors,

/s/ Dennis K. Holland

Dennis K. Holland
Secretary

Oak Brook, Illinois

July 25, 2008

YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES, INCLUDING YOUR PROXIES AUTHORIZED VIA THE INTERNET OR VIA TOUCH-TONE TELEPHONE, WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. WE ENCOURAGE YOU TO COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE, OR AUTHORIZE YOUR PROXY VIA THE INTERNET OR VIA TOUCH-TONE TELEPHONE, BEFORE THE MEETING, SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING.

Our 2007 Annual Report on Form 10-K, as amended, to stockholders includes our financial statements for the fiscal year ended December 31, 2007, and our Quarterly Report on Form 10-Q includes our financial statements for the period ended March 31, 2008. Only the financial statements included in the 2007 Annual Report are part of the material for the solicitation of proxies.

APPENDIX A

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

2008 LONG-TERM EQUITY COMPENSATION PLAN

ESTABLISHED AS OF MAY 13, 2008

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

2008 LONG-TERM EQUITY COMPENSATION PLAN

ESTABLISHED AS OF MAY 13, 2008

ARTICLE 1.        ESTABLISHMENT, OBJECTIVES AND DURATION

1.1           ESTABLISHMENT OF THE PLAN.  Inland Western Retail Real Estate Trust, Inc., a Maryland corporation (hereinafter referred to as the “Company”), hereby establishes an incentive compensation plan to be known as the “Inland Western Retail Real Estate Trust, Inc. 2008 Long-Term Equity Compensation Plan” (hereinafter referred to as the “Plan”), as set forth in this document.  The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights,  Restricted Stock, Performance Shares and Performance Units.

Subject to approval by the Company’s stockholders, the Plan shall become effective as of May 13, 2008 (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.

1.2           OBJECTIVES OF THE PLAN.  The objectives of the Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company’s goals and which link the personal interests of Participants to those of the Company’s stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants.

1.3           DURATION OF THE PLAN.  The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 14 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan’s provisions.  However, in no event may an Award be granted under the Plan on or after May 13, 2018.

ARTICLE 2.        DEFINITIONS

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

2.1          “AFFILIATE” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

2.2          “AWARD” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units.

2.3          “AWARD AGREEMENT” means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

2.4          “BENEFICIAL OWNER” or “BENEFICIAL OWNERSHIP” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.5          “BOARD” or “BOARD OF DIRECTORS” means the Board of Directors of the Company.

2.6          “CODE” means the Internal Revenue Code of 1986, as amended from time to time.

2.7          “COMMITTEE” means any committee appointed by the Board to administer the Plan, as specified in Article 3 herein.

2.8          “COMPANY” means INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., a Maryland corporation, including any and all Subsidiaries and Affiliates, and any successor thereto as provided in Article 19 herein.

2.9          “COVERED EMPLOYEE” means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of “covered employees,” as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

2.10         “DIRECTOR” means any individual who is a member of the Board of Directors of the Company or any Subsidiary or Affiliates.

2.11         “DISABILITY” shall have the meaning ascribed to such term in the Participant’s governing long-term disability plan, or if no such plan exists, at the discretion of the Committee.  Notwithstanding the preceding, with respect to any Award subject to Code Section 409A, a Participant shall be considered Disabled if the Participant —

(i)            is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

(ii)           is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering Employees of the Company.

2.12         “EFFECTIVE DATE” shall have the meaning ascribed to such term in Section 1.1 hereof.

2.13         “EMPLOYEE” means any full-time, active employee of the Company or its Subsidiaries or Affiliates.  Directors who are not employed by the Company shall not be considered Employees under this Plan.

2.14         “EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.15         “FAIR MARKET VALUE” shall be determined on the basis of the closing sale price at which Shares have been sold regular way on the principal securities exchange on which the Shares are traded or, if there is no such sale on the relevant date, then on the last previous day on which there was such a sale.  If the Shares are not listed on any exchange, but bid and asked prices are quoted and published, the Fair Market Value shall be the mean between the quoted bid and asked prices on the applicable date, and if bid and asked prices are not available on such day, on the next preceding day on which such prices were available.  If the Shares are not regularly quoted, the Fair Market Value of a Share thereof on the applicable date shall be as established by the Committee in good faith.

2.16         “FREESTANDING SAR” means an SAR that is granted independently of any Options, as described in Article 7 herein.

2.17         “INCENTIVE STOCK OPTION” or “ISO” means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

2.18         “INSIDER” shall mean an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

2.19         “NON-EMPLOYEE DIRECTOR” shall mean a Director who is not also an Employee.

2.20         “NON-QUALIFIED STOCK OPTION” or “NQSO” means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

2.21         “OPTION” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

2.22         “OPTION PRICE” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.23         “PARTICIPANT” means an Employee who has been selected to receive an Award or who has outstanding an Award granted under the Plan.

2.24         “PERFORMANCE-BASED EXCEPTION” means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

2.25         “PERFORMANCE SHARE” means an Award granted to a Participant, as described in Article 9 herein.

2.26         “PERFORMANCE UNIT” means an Award granted to a Participant, as described in Article 9 herein.

2.27         “PERIOD OF RESTRICTION” means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

2.28         “PERSON” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d)  and 14(d) thereof, including a “group” as defined in Section 13(d)  thereof.

2.29         “RESTRICTED STOCK” means an Award granted to a Participant pursuant to Article 8 herein.

2.30         “RETIREMENT” shall have the meaning ascribed to such term in the Company’s tax-qualified profit sharing plan or, if none, separation from service on or after the attainment of age sixty-five (65).

2.31         “SHARES” means the shares of common stock of the Company.

2.32         “SPECIFIED EMPLOYEE” means, with respect to the Company or any of its Subsidiaries, and determined as of the date of an individual’s separation from service from the Company (1) any officer during the prior twelve (12) month period with annual compensation in excess of $145,000 (as adjusted from time to time under the Code), (2) a 5-percent owner of the Company’s outstanding equity stock during the prior twelve (12) month period or (3) a 1-percent owner of the Company’s outstanding equity stock during the prior (12) month period with annual compensation in excess of $150,000 (as adjusted from time under Code), provided that the Company or any of its Subsidiaries is publicly-traded within the meaning of Section 409A of the Code on the date of determination.

2.33         “STOCK APPRECIATION RIGHT” or “SAR” means an Award, granted alone or, in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

2.34         “SUBSIDIARY” means any corporation, partnership, joint venture or other entity in which the Company has a majority voting interest (including all divisions, affiliates and related entities).

2.35         “TANDEM SAR” means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

ARTICLE 3.          ADMINISTRATION

3.1           THE COMMITTEE.  The Plan shall be administered by the Executive Compensation Committee of the Board consisting of not less than two Directors who meet the “Non-Employee Director” requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, the stock exchange on which the Company’s Shares are traded, if any.

3.2           AUTHORITY OF THE COMMITTEE.  Except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees who shall participate in the Plan;  determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan;  construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend or waive rules and regulations for the Plan’s administration; and (subject to the provisions of Article 14 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan.  Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified herein.

3.3           DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants and their estates and beneficiaries.

ARTICLE 4.       SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

4.1           NUMBER OF SHARES AVAILABLE FOR GRANTS.  Subject to Sections 4.2 and 4.3 herein, the maximum number of Shares with respect to which Awards may be granted to Participants under the Plan shall be Ten Million (10,000,000).  Shares issued under the Plan may be either authorized but unissued Shares (subject to a maximum of Ten Million (10,000,000 Shares), treasury Shares or any combination thereof.

Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to comply with the Performance-Based Exception, the following rules shall apply to grants of such Awards under the Plan, subject to Sections 4.2 and 4.3.

(a)           STOCK OPTIONS AND SARS:  The maximum aggregate number of Shares that may be subject to Stock Options, with or without Tandem SARs, or Freestanding SARs, granted in any one fiscal year to any one Participant shall be One Hundred Thousand (100,000).

(b)           RESTRICTED STOCK:  The maximum aggregate grant with respect to Awards of Restricted Stock which are intended to qualify for the Performance-Based Exception, and which are granted in any one fiscal year to any one Participant shall be Fifty Thousand (50,000) Shares.

(c)           PERFORMANCE SHARES/PERFORMANCE UNITS:  The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to Awards of Performance Shares or Performance Units which are intended to comply with the Performance-Based Exception, and which are granted in any one fiscal year to any one Participant shall be equal to the Fair Market Value of Fifty Thousand (50,000) Shares.

4.2           LAPSED AWARDS.  If any Award granted under this Plan is canceled, terminates, expires or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan.

4.3           ADJUSTMENTS.  In the event of any change in corporate capitalization such as a stock split or stock dividend, or a corporate transaction such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which are reserved and may be delivered under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in subsections 4.1(a), 4.l(b) and 4.l(c), as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

ARTICLE 5.       ELIGIBILITY AND PARTICIPATION

5.1           ELIGIBILITY.  Persons eligible to participate in this Plan include any Employees of the Company with potential to contribute to the success of the Company or its Subsidiaries, including Employees who are members of the Board.

5.2           ACTUAL PARTICIPATION.  Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees those to whom Awards shall be granted, and shall determine the nature and amount of each Award.

ARTICLE 6.          STOCK OPTIONS

6.1           GRANT OF OPTIONS.  Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2           AWARD AGREEMENT.  Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine.  The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO, whose grant is intended not to fall under the provisions of Code Section 422.

6.3           OPTION PRICE.  The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.  Notwithstanding the foregoing, no ISO shall be granted to any person who, immediately prior to the grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless the Option Price is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant of the Option.

6.4           DURATION OF OPTIONS.  Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth anniversary following the date of its grant and provided further that no Option shall be exercisable later than the fifth anniversary following the date of its grant for an ISO granted to a Participant, who at the time of such grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

6.5           EXERCISE OF OPTIONS.  Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

6.6           PAYMENT.  Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Option shall be payable to the Company in full either:  (a) in cash or its equivalent; or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six months prior to their tender to satisfy the Option Price); or (c) by a combination of (a) and (b).

The Committee may also allow cashless exercise as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.

Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

6.7           RESTRICTIONS ON SHARE TRANSFERABILITY.  The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

6.8           TERMINATION OF EMPLOYMENT.  Each Participant’s Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment with the Company.  Such provisions shall be determined in the sole discretion of the Committee but shall conform to the limitations established in Section 6.4, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination of employment.

6.9           NONTRANSFERABILITY OF OPTIONS.

(a)                                 INCENTIVE STOCK OPTIONS.  No ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or the Participant’s legal representative (to the extent permitted under Code Section 422).

(b)                                NONQUALIFIED STOCK OPTIONS.  Except as otherwise provided in a Participant’s Award Agreement, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, except as otherwise provided in a Participant’s Award Agreement, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant or the Participant’s legal representative.

ARTICLE 7.       STOCK APPRECIATION RIGHTS

7.1           GRANT OF SARS.  Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee.  The Committee may grant Freestanding SARs, Tandem SARs or any combination of these forms of SAR.

The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR.  The grant price of Tandem SARs shall equal the Option Price of the related Option.

7.2           EXERCISE OF TANDEM SARS.  Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option.  A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO:  (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than 100% of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.3           EXERCISE OF FREESTANDING SARS.  Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

7.4           SAR AGREEMENT.  Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

7.5           TERM OF SARS.  The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten years.

7.6           PAYMENT OF SAR AMOUNT.  Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)                                 the difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

(b)                                the number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value or in some combination thereof.  The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

7.7           TERMINATION OF EMPLOYMENT.  Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with the Company and/or its Subsidiaries.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan and may reflect distinctions based on the reasons for termination of employment.

7.8           NONTRANSFERABILITY OF SARS.  Except as otherwise provided in a Participant’s Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, except as otherwise provided in a Participant’s Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or the Participant’s legal representative.

ARTICLE 8.       RESTRICTED STOCK

8.1           GRANT OF RESTRICTED STOCK.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

8.2           RESTRICTED STOCK AGREEMENT.  Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted and such other provisions as the Committee shall determine.

8.3           TRANSFERABILITY.  Except as provided in this Article 8, the Shares of Restricted Stock granted under the Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and as set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant or the Participant’s legal representative.

8.4           OTHER RESTRICTIONS.  Subject to Article 10 herein, the Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional and/or individual), time-based restrictions on vesting following the attainment of the performance goals and/or restrictions under applicable federal or state securities laws.

The Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

8.5           VOTING RIGHTS.  Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

8.6           DISTRIBUTIONS.  During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash distributions paid with respect to the underlying Shares while they are so held.  The Committee may apply any restrictions to the distributions that the Committee deems appropriate.  Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of distributions declared with respect to such Restricted Shares, such that the distributions and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.  Notwithstanding the foregoing, for any Award that is governed by Code Section 409A regarding non-qualified deferred compensation, the

Committee shall establish the schedule of any payments of distributions in accordance with the requirements of Code Section 409A or any guidance promulgated thereunder.

8.7           TERMINATION OF EMPLOYMENT.  Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares following termination of the Participant’s employment with the Company.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan and may reflect distinctions based on the reasons for termination of employment; provided, however, that except in the cases of terminations by reason of death or Disability, the vesting of Shares of Restricted Stock which qualify for the Performance-Based Exception and which are held by Covered Employees shall occur at the time they otherwise would have vested, but for the employment termination.

ARTICLE 9.         PERFORMANCE UNITS AND PERFORMANCE SHARES

9.1           GRANT OF PERFORMANCE UNITS/SHARES.  Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

9.2           VALUE OF PERFORMANCE UNITS/SHARES.  Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.  Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.  The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participant.  For purposes of this Article 9, the time period during which the performance goals must be met shall be called a “Performance Period.”

9.3           EARNING OF PERFORMANCE UNITS/SHARES.  Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4           FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES.  Payment of earned Performance Units/Shares shall be made in a single lump sum following the close of the applicable Performance Period.  Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period.  Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.  The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

At the discretion of the Committee, Participants may be entitled to receive any distributions declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares, but not yet distributed to Participants (such distributions shall be subject to the same accrual, forfeiture and payout restrictions as apply to distributions earned with respect to Shares of Restricted Stock, as set forth in Section 8.6 herein).  In addition, Participants may, at the discretion of the Committee, be entitled to exercise their voting rights with respect to such Shares.

9.5           TERMINATION OF EMPLOYMENT DUE TO DEATH OR DISABILITY.  Unless determined otherwise by the Committee with respect to Performance Units/Shares that are not intended to qualify for the Performance-Based Exception and as set forth in the Participant’s Award Agreement, in the event the employment of a Participant is terminated by reason of death or Disability during a Performance Period, the Participant shall receive a payout of the Performance Units/Shares which is prorated, as specified by the Committee in its discretion.

Payment of earned Performance Units/Shares shall be made at a time specified by the Committee in its sole discretion and set forth in the Participant’s Award Agreement.

9.6           TERMINATION OF EMPLOYMENT FOR OTHER REASONS.  In the event that a Participant’s employment terminates for any reason other than those reasons set forth in Section 9.5 herein, all Performance Units/Shares shall be forfeited by the Participant to the Company unless determined otherwise by the Committee with respect to Performance Units/Shares that are not intended to qualify for the Performance-Based Exception, and as set forth in the Participant’s Award Agreement.

9.7           NONTRANSFERABILITY.  Except as otherwise provided in a Participant’s Award Agreement, Performance Units/Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative.

ARTICLE 10.       PERFORMANCE MEASURES

Unless and until the Committee proposes for stockholder vote and the Company’s stockholders approve a change in the general performance measures set forth in this Article 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among funds from operations (FFO), net income either before or after taxes, market share, profits, share price, earnings per share, FFO per share, total stockholder return, return on assets, return on equity, operating income, return on capital or investment, or economic value added (including, but not limited to, any or all of such measures in comparison to the Company’s competitors, the industry or some other comparable group).

The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by Covered Employees, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.  In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m).

ARTICLE 11.       BENEFICIARY DESIGNATION

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit.  Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.  In the absence of any such designation, the Participant’s beneficiary shall be paid to the Participant’s estate.

ARTICLE 12.       DEFERRALS

The Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares.  If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals, provided, however, all deferrals shall be made in accordance with all applicable requirements of Code Section 409A or any guidance promulgated thereunder.

ARTICLE 13.       RIGHTS OF EMPLOYEES

13.1         EMPLOYMENT.  Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

13.2         PARTICIPATION.  No Employee shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

ARTICLE 14.      AMENDMENT, MODIFICATION, TERMINATION AND ADJUSTMENTS

14.1         AMENDMENT, MODIFICATION, AND TERMINATION. Subject to the terms of the Plan, the Board, upon recommendation of the Committee, may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part.

14.2         ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that unless the Committee determines otherwise, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan or Awards meeting the requirements of Code Section 162(m), as from time to time amended.

14.3         AWARDS PREVIOUSLY GRANTED. Notwithstanding any other provision of the Plan to the contrary (but subject to Section 14.2 hereof), no termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding such Award.

14.4         COMPLIANCE WITH CODE SECTION 162(m). At all times when Code Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Article 14, make any adjustments it deems appropriate.

ARTICLE 15.      PAYMENT OF PLAN AWARDS AND CONDITIONS THEREON

15.1         EFFECT OF COMPETITIVE ACTIVITY. Anything contained in the Plan to the contrary notwithstanding, if the employment of any Participant shall terminate, for any reason other than death, while any Award to such Participant is outstanding hereunder, and such Participant has not yet received the Shares covered by such Award or otherwise received the full benefit of such Award, such Participant, if otherwise entitled thereto, shall receive such Shares or benefit only if, during the entire period from the date of such Participant’s termination to the date of such receipt, such Participant shall have earned out such Award by:  (i) making himself or herself available, upon request, at reasonable times and upon a reasonable basis, to consult with, supply information to, and otherwise cooperate with the Company or any Subsidiary or Affiliate thereof with respect to any matter that shall have been handled by him or her or under his or her supervision while he or she was in the employ of the Company or of any Subsidiary or Affiliate thereof; and (ii) refraining from engaging in any activity that is directly or indirectly in competition with any activity of the Company or any Subsidiary or Affiliate thereof.

15.2         NONFULFILLMENT OF COMPETITIVE ACTIVITY CONDITIONS; WAIVERS UNDER THE PLAN. In the event of a Participant’s nonfulfillment of any condition set forth in Section 15.1 hereof, such Participant’s rights under any Award shall be forfeited and canceled forthwith; provided, however, that the nonfulfillment of such condition may at any time (whether before, at the time of, or subsequent to termination of employment) be waived by the Committee upon its determination that in its sole judgment there shall not have been and will not be any substantial adverse effect upon the Company or any Subsidiary or Affiliate thereof by reason of the nonfulfillment of such condition.

15.3         EFFECT OF INIMICAL CONDUCT. Anything contained in the Plan to the contrary notwithstanding, all rights of a Participant under any Award shall cease on and as of the date on which it has been determined by the Committee that such Participant at any time (whether before or subsequent to termination of such Participant’s employment) acted in manner inimical to the best interests of the Company or any Subsidiary or Affiliate thereof.

ARTICLE 16.      CHANGE IN CONTROL

16.1         DEFINITION. For purposes of this Plan, a “Change in Control” of the Company is deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

(a)           Change in Ownership:  A change in ownership of the Company occurs on the date that any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company, excluding the acquisition of additional stock by a person or more than one person acting as a group who is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company.

(b)           Change in Effective Control:  A change in effective control of the Company occurs only on either of the following dates:

(1)          The date any one person, or more than one person acting as a group, acquires (or has acquired during the twelve (12) month period ending in the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30% or more of the total voting power of the stock of the Company; or

(2)          The date a majority of the members of the Board is replaced during any (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the board of directors before the date of the appointment or election; provided that this paragraph (b) shall apply only to the company for which no other corporation is a majority shareholder.

(c)           Change in Ownership of Substantial Assets:  A change in the ownership of a substantial portion of the Company’s assets occurs on the date that anyone person, or more than one person acting as a group, acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the company that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

It is the intent that this definition be construed consistent with the definition of “Change of Control” as defined under Internal Revenue Code Section 409A and the applicable Treasury Regulations, as amended from time to time.

16.2         TREATMENT OF OUTSTANDING AWARDS. Subject to Section 16.3 herein, upon the occurrence of a Change in Control:

(a)           any and all Options and SARs granted hereunder shall become immediately exercisable and shall remain exercisable throughout their entire term;

(b)           any restriction periods and restrictions imposed on Restricted Stock which are not performance-based shall lapse;

(c)           the target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, Performance Units and Performance Shares shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change in Control. The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change in Control, and there shall be paid out to Participants within 30 days following the effective date of the Change in Control a pro rata number of Shares (or their cash equivalents) based upon an assumed achievement of all relevant targeted performance goals and upon the length of time within the Performance Period which has elapsed prior to the Change in Control. Awards denominated in cash shall be paid pro rata to participants in cash within 30 days following the effective date of the Change in Control, with the proration determined as a function of the length of time within the Performance Period which has elapsed prior to the Change in Control, and based on an assumed achievement of all relevant targeted performance goals.

16.3         TERMINATION, AMENDMENT AND MODIFICATIONS OF CHANGE-IN-CONTROL PROVISIONS. Notwithstanding any other provision of the Plan or any Award Agreement provision, the provisions of this Article 16 may not be terminated, amended or modified on or after the date of an event which is likely to give rise to a

Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant’s outstanding Awards.

ARTICLE 17.      TAX PROVISIONS

17.1         TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

17.2         SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

17.3         REQUIREMENT OF NOTIFICATION OF CODE SECTION 83(b) ELECTION. If any Participants shall make an election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provisions of the laws of a jurisdiction outside the United States, such Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other government authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

17.4         REQUIREMENT OF NOTIFICATION UPON DISQUALIFYING DISPOSITION UNDER CODE
SECTION 421(b). If any Participant shall make any disposition of shares of stock delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

ARTICLE 18.      INDEMNIFICATION

Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 19.      SUCCESSORS

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

ARTICLE 20.      LEGAL CONSTRUCTION

20.1         GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

20.2         SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

20.3         REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

20.4         SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

20.5         SECTION 409A COMPLIANCE. Notwithstanding any other provision of this Plan to the contrary, all Awards under this Plan that are subject to Code Section 409A shall be designed and administered in a manner that does not result in the imposition of tax or penalties under Section 409A of the Code. Accordingly, Awards under this Plan that are subject to Code Section 409A shall comply with the following requirements, as applicable.

(a)           Distribution to Specified Employees Upon Separation from Service. To the extent that payment under an Award which is subject to Code Section 409A is due to a Specified Employee on account of the Specified Employee’s separation from service from the Company or its Affiliate or Subsidiary, such payment shall be delayed until the first day of the seventh month following such separation from service (or as soon as practicable thereafter). The Committee, in its discretion, may provide in the Award document for the payment of interest at a rate set by the Committee for such six-month period.

(b)           No Acceleration of Payment. To the extent that an Award is subject to Code Section 409A, payment under such Award shall not be accelerated from the date(s) specified in the Award documents as of the date of grant.

(c)           Subsequent Delay in Payment. To the extent that an Award is subject to Code Section 409A, payment under such Award shall not be deferred beyond the dates specified in the Award document as of the date of grant, unless the Committee makes the decision to delay payment at least one year prior to the scheduled payment date, and payment is delayed at least five years.

20.6         GOVERNING LAW. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Maryland.

APPENDIX B

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

~~THIRD~~FOURTH ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST:    Inland Western Retail Real Estate Trust, Inc., a Maryland corporation (the “Company”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND:            The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation is: Inland Western Retail Real Estate Trust, Inc. (the “Company”).  So far as may be practicable, the business of the Company shall be conducted and transacted under that name.

ARTICLE II

ORGANIZATION

The name and address of the incorporator shall be David J. Kaufman, 227 West Monroe Street, Suite 3400, Chicago, Illinois 60606.  Said incorporator, an individual older than eighteen (18) years, shall form the corporation under the general laws of Maryland.

ARTICLE III

PURPOSES AND POWERS

The purposes for which the Company is formed are to engage in any lawful act or activity (including, without limitation or obligation, qualifying as a real estate investment trust (a  “REIT”) under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended (the “Code”)), for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

ARTICLE IV

RESIDENT OFFICE/AGENT AND PRINCIPAL OFFICE

 The post office address of the principal office of the Company in the State of Maryland is c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202.  The Company may have such other offices and places of business within or outside the State of Maryland as the Board of Directors may from time to time determine.  The Company shall continuously maintain in the State of Maryland a registered office and a registered agent whose office is identical with such registered office.  The post office  address of the Company’s registered office in the State of Maryland is 300 East Lombard Street, Baltimore, Maryland 21202.  The name of the Company’s registered agent at such address is The Corporation Trust Incorporated.  The Company reserves the power to change its registered agent and registered office at any time.

ARTICLE V

DEFINITIONS

     For the purposes of ~~these Articles~~this Charter, the following terms shall have the following meanings:

“ACQUISITION EXPENSES” means expenses related to the Company’s selection, evaluation and acquisition of, and investment in, Properties, whether or not acquired or made, including but not limited to legal fees and expenses, travel and communications expenses, costs of appraisals and surveys, nonrefundable option payments on Property not acquired, accounting fees and expenses, computer use related expenses, architectural and engineering reports, environmental and asbestos audits, title insurance and escrow fees, and personal and miscellaneous expenses related to the selection and acquisition of Properties.

“ACQUISITION FEE” means the total of all fees and commissions paid by the Company~~, the Advisor~~ or any Affiliate of the Company ~~or the Advisor~~ to any Person, or paid by any Person to ~~the Advisor or~~ any Affiliate of the Company ~~or the Advisor~~ and remitted to the Company, in connection with making or investing in mortgage loans or the purchase, development or construction of Property by the Company.  Included in the computation of such fees or commissions shall be any real estate commission, selection fee, Development Fee, Construction Fee, non-recurring management fee, loan fees or points or any fee of a similar nature, however designated. ~~Excluded shall be Development Fees and Construction Fees paid to Persons not affiliated with the Sponsor in connection with the actual development and construction of a project.~~

~~“ADVISOR” means the Person responsible for directing or performing the day-to-day business affairs of the Company, including a Person to which an Advisor subcontracts substantially, all such functions. The Advisor is Inland Western Retail Real Estate Advisory Services, Inc. or any Person which succeeds it in such capacity.~~

 ~~“ADVISOR ASSET MANAGEMENT FEE” means the fee paid to the Advisor for directing or performing the day-to-day business affairs of the Company, which shall not exceed 1% of the Average Assets.~~

 “AFFILIATE” means, with respect to any other Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, 10% or more of the  outstanding voting securities of such other Person; (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

 “ASSET COVERAGE” means the ratio which the value of the total assets of the Company, less all liabilities and indebtedness for unsecured borrowings, bears to the aggregate amount of all unsecured borrowings of the Company.

 “AVERAGE ASSETS” means, for any period, ~~means~~ the average of the total book value of our real estate assets plus the total value of our loans receivables secured by real estate, before reserves for depreciation or bad debts or other similar non-cash reserves.  We will compute our average assets by taking the average of these values at the end of each month during the quarter for which we are calculating the fee.

 “CASH FLOW” means, with respect to any period: (i) all cash receipts derived from investments made by the Company; plus (ii) cash receipts from operations (including any interest from temporary investments of the Company) without deduction for depreciation or  amortization, less (iii) cash receipts used to pay operating expenses ~~(including the Advisor Asset Management Fee)~~.

“CHARTER” means the charter of the Company, as that term is defined in the MGCL.

 “CODE” means the Internal Revenue Code of 1986, as amended, and the Regulations promulgated thereunder (sometimes referred to as the “Treasury Regulations”) or corresponding provisions of subsequent revenue laws.

 “COMPETITIVE REAL ESTATE COMMISSION” means the real estate or  brokerage commission paid for the purchase or sale of a Property which is reasonable, customary and competitive in light of the size, type paid location of such Property.

 “CONTRACT PRICE FOR THE PROPERTY” means the amount actually paid or allocated to the purchase, development, construction or improvement of a Property exclusive of Acquisition Fees and Acquisition Expenses.

 “CONSTRUCTION FEE” means a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or to provide major repairs or rehabilitation on the Company’s Property.

 “DEVELOPMENT FEE” means a fee for the packaging of the Property of the Company, including negotiating and approving plans, and undertaking to assist in obtaining zoning and necessary variances and necessary financing for the specific Property, either initially or at a later date.

 “DIRECTOR(S)” means the members of the Board of Directors of the Company.

 “EQUITY STOCK” means stock that is either common stock or preferred stock of the Company.

 “INDEPENDENT EXPERT” means a Person with no material current or prior business or personal relationship with ~~the Advisor or the Directors~~a Director and who is engaged, to a substantial extent, in the business of rendering opinions regarding the value of assets of the type held by the Company.

 ~~“INITIAL INVESTMENT” means the purchase of 20,000 shares of Common Stock by the Advisor in connection with the organization of the Company for $200,000. The Advisor shall not sell this initial investment while the Advisor remains the sponsor, but may transfer the shares to other affiliates.~~

“MARKET PRICE” means on any date the average of the Closing Price (as defined below) per Share for the five consecutive Trading Days (as defined below) ending on such date.  The “Closing Price” on any date means the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Shares are listed or admitted to trading or, if the Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, ~~as reported by The Nasdaq Stock Market, Inc. (“Nasdaq”), or, if Nasdaq is no longer in use, the principal automated quotation system that may, then be in use~~ or, if the Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Shares selected by the Board, or if there is no professional market maker making a market in the Shares, ~~the average of the last ten (10) sales pursuant to the Offering if the Offering has not concluded, or if the Offering has concluded,~~ the average of the last ten (10) purchases by the Company pursuant to its Share Repurchase Program (the “SRP”), and if there are fewer than ten (10) of such purchases under the SRP, then the average of such lesser number of purchases, or, if the SRP is not then in existence, the price at which the Company is then offering Shares to the public if the Company is then engaged in a public offering of Shares, or if the Company is not then offering Shares to the public, the price at which a Stockholder may purchase Shares pursuant to the Company’s Distribution Reinvestment Program (the “DRP”) if such DRP is then in existence, or if the DRP is not then in existence, the fair market value of the Shares as determined by the Company, in its sole discretion.  “Trading Day” shall mean a day on which the principal national securities exchange ~~or national automated quotation system~~ on which the Shares are listed ~~or admitted to trading~~ is open for the transaction of business or, if the Shares are not listed ~~or admitted to trading~~ on any national securities exchange ~~or national automated quotation system,~~ shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Illinois are authorized or obligated by law or executive order to close.  The term “regular way” means a trade that is effected in a recognized securities market for clearance and settlements pursuant to the rules and procedures of the National Securities Clearing Corporation, as opposed to a trade effected “ex-clearing” for same-day or next-day settlement.

 “NET ASSETS” or “NET ASSET VALUE” means the total assets of the Company (other than intangibles) at cost before deducting depreciation or other non-cash reserves less total liabilities of the company, calculated at least quarterly on a basis consistently applied.

“NET INCOME” means, for any period, total revenues applicable to such period, less the expenses applicable to such period other than additions to or allowances for reserves for depreciation, amortization or bad debts or other similar non-cash reserves; provided, however, that Net Income shall not include the gain from the sale of the Company’s assets.

 “ORGANIZATION AND OFFERING EXPENSES” means all those expenses incurred by and to be paid from the assets of the Company in connection with and in preparing the Company for registration and subsequently offering and distributing shares of common stock of the Company to the public, including, but not limited to, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys paid by the Company), expenses for printing, engraving, mailing, salaries of the Company’s employees while engaged in sales activity, charges of transfer agents, registrars, trustees, escrow holders, depositories, experts, expenses of qualification of the sale of the securities under federal and state laws, including taxes and fees, and accountants’ and attorneys’ fees and expenses.

“PERSON” means an individual, corporation, business trust, estate, trust, partnership, limited liability company, association, two or more persons having a joint or common interest, or any other legal or commercial entity.

“PROPERTY” or “PROPERTIES” means any, or all, respectively, of the real property and improvements thereon owned or to be owned by the Company, directly or indirectly through one or more of its Affiliates.

“PROSPECTUS” means any document, notice, or other communication satisfying the standards set forth in Section 10 of the Securities Act of 1933, as amended, and contained in a currently effective registration statement filed by the Company with, and declared effective by, the Securities and Exchange Commission, or if no registration statement is currently effective, then the Prospectus contained in the most recently effective registration statement.

     “REIT” means a real estate investment trust as defined by the Code and the applicable Regulations.

     “ROLL-UP” means a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and a Roll-Up Entity and the issuance of securities of such Roll-Up Entity to the Stockholders of the Company.  Such term does not include:

                (a)           a transaction involving securities of the Company that have been for at least 12 months listed on a national securities exchange ~~or traded through The Nasdaq Stock Market-Nasdaq National Market~~; or

                (b)           a transaction involving the conversion to corporate, trust or association form of only the Company, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

(i)          Stockholders’ voting rights;

(ii)         the term and existence of the Company; or

                 ~~(iii)  Sponsor or Advisor compensation; or~~

                 ~~(iv)~~    (iii) the Company’s investment objectives.

“ROLL-UP ENTITY” means a partnership, REIT, corporation, trust or other entity that would be created or would survive after the successful completion of a proposed Roll-Up transaction.

~~“SPONSOR” means any Person directly or indirectly instrumental in organizing, wholly or in part, the Company, or any, Person who will control, manage or participate in the management of the Company, and any Affiliate of any such Person. Not included is any Person whose only relationship with the Company is as that of an independent property manager of the Company’s assets, and whose only compensation is as such. Sponsor does not include wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services. A Person may also be deemed a Sponsor of the Company by:~~

                    ~~(a)    taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Company; either alone or in conjunction with one or more other Persons;~~

                    ~~(b)    receiving a material participation in the Company in connection with the founding or organizing of the business of the Company, in consideration of services or property, or both services and property;~~

                    ~~(c)    having a substantial number of relationships and contacts with the Company;~~

                    ~~(d)    possessing significant rights to control Company Properties;~~

                    ~~(e)    receiving fees for providing services to the Company which are paid on a basis that is not customary in the industry; or~~

                    ~~(f)    providing goods or services to the Company on a basis which was not negotiated at arm’s-length with the Company.~~

~~Initially the Sponsor shall be Inland Real Estate Investment Corporation or any Person which succeeds it in such capacity.~~

“STOCKHOLDERS” means holders of shares of Equity Stock.

“TOTAL OPERATING EXPENSES” means the aggregate expenses of every character paid or incurred by the Company as determined under Generally Accepted Accounting Principles, ~~including any fees paid to the Advisor,~~ but excluding:

(~~g~~a)         the expenses of raising capital (such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses, and taxes incurred in connection with the issuance, distribution, transfer, registration and stock exchange listing of the shares of common stock of the Company);

(~~h~~b)         interest payments;

(~~i~~c)          taxes;

(~~j~~d)          non-cash expenditures such as depreciation, amortization and bad debt reserves; and

                ~~(k)    incentive fees payable to the Advisor; and (l)~~    (e) Acquisition Fees, Acquisition Expenses, real estate commissions on resale of Property and other expenses connected with the acquisition, disposition and ownership of real estate interests, mortgage loans or other property (such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).

ARTICLE VI

STOCK

SECTION 1.  AUTHORIZED STOCK.  The total number of shares of stock which the Company has authority to issue is 650,000,000 shares, of which 640,000,000 are shares of common stock, $.001 par value per share (“Common Stock”), and 10,000,000 are shares of preferred stock, $.001 par value per share (“Preferred Stock”).  The aggregate par value of all authorized shares of stock having par value is $650,000.  If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Company has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph.  To the extent permitted by Maryland law, the Board of Directors, without any action by the ~~stockholders~~Stockholders of the Company, may amend the ~~charter~~Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Company has authority to issue.

SECTION 2.  LIQUIDATION.  Subject to any preferential rights in favor of any class of Preferred Stock, upon liquidation or dissolution of the Company, each issued and outstanding share of Common Stock shall be entitled to participate pro rata in the assets of the Company remaining after payment of, or adequate provision for, all known debts and liabilities of the Company.

SECTION 3.  COMMON STOCK.

(a)           Subject to the provisions of Article IX of this Charter regarding Equity Stock (as such term is defined therein), each issued and outstanding share of Common Stock shall entitle the holder thereof to one vote on all matters presented for a vote of Stockholders.  Shares of Common Stock do not have cumulative voting rights.

(b)           A majority of voting shares of Equity Stock present in person or by proxy at an Annual Meeting at which a quorum is present, may, without the necessity for concurrence by the Directors, vote to elect the Directors.  A quorum shall be 50% of the then outstanding voting shares of Equity Stock.

(c)           With respect to voting shares of Equity Stock owned by the ~~Advisor, the Sponsor, the~~ Directors or any Affiliate, neither the ~~Advisor, the Sponsor, the~~ Directors~~,~~ nor any Affiliate may vote or consent on matters submitted to the Stockholders regarding the removal of the ~~Advisor, the Sponsor, the~~ Directors~~,~~ or any Affiliate or any transaction between the Company and any of them.  In determining the requisite percentage interest of voting shares of Equity Stock necessary to approve a matter on which ~~the Advisor, the Sponsor,~~ the Directors or any Affiliate may not vote or consent, any shares of Equity Stock owned by any of them shall not be included.

(d)           The Board of Directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of stock.

SECTION 4.  PREFERRED STOCK.  The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time, in one or more classes or series of stock.

SECTION 5.  CLASSIFIED OR RECLASSIFIED SHARES.  Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (i) designate that class or series to distinguish it from all other series and classes of stock of the Company; (ii) specify the number of shares to be included in the class or series; and (iii) subject to the provisions of Article IX of this Charter regarding Equity Stock, and subject to the express terms of any class or series of stock of the Company outstanding at the time, set or change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms of redemption for each class or series; and (iv) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”).  Any of the terms of any class or series of stock set or changed pursuant to clause (iii) of this Section 5 may be made dependent upon facts or events ascertainable outside ~~the charter~~this Charter (including determinations by the Board of Directors or other facts or events within the control of the Company) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

SECTION 6.  GENERAL NATURE OF EQUITY STOCK.  All shares of Equity Stock shall be personal property entitling the Stockholders only to those rights provided in these Articles.  The Stockholders shall have no interest in any Properties and shall have no right to compel any partition, division, dividend or distribution of the Company or any Properties.

SECTION 7.  FRACTIONAL SHARES OF EQUITY STOCK.  The Company may, without the consent or approval of any Stockholder, issue fractional shares of Equity Stock, eliminate a fraction of a Share by rounding up or down to a full Share, arrange for the disposition of a fraction of a Share by the person entitled to it, or pay cash for the fair value of a fraction of a Share.

SECTION 8.  PREEMPTIVE RIGHTS.  Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 5 of this Article VI, no Stockholder of the ~~company~~Company shall, as such Stockholder, have any preemptive right to purchase or subscribe for any additional shares of Equity Stock or any other security of the Company which it may issue or sell.

SECTION 9.  CHARTER AND BYLAWS.  All persons who shall acquire Equity Stock shall acquire the same subject to the provisions of ~~these Articles~~this Charter and the bylaws of the Company (the “Bylaws”), as ~~these Articles~~this Charter and such Bylaws may be amended from time-to-time.

SECTION 10.  TERMS AND CONDITIONS OF EQUITY STOCK.  The Company shall not issue:

(a)           Common Stock which is non-voting or assessable;

(b)           Warrants, options or similar evidences of a right to buy its Equity Stock, unless (i) issued to all of its holders of Equity Stock ratably, (ii) as part of a financing arrangement, or (iii) as part of a stock option plan to Directors, officers or employees of the Company;

(c)    (i) Common Stock which is redeemable at the option of the holder; (ii) debt securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known charges is sufficient to properly service the higher level of debt; (iii) options or warrants to purchase Equity Stock to ~~the Sponsor, the Advisor,~~ any Directors~~,~~ or their Affiliates except on the same terms as sold to the general public, provided that the Company may issue options or warrants to persons not affiliated with the Company at exercise prices not less than the fair market value of such securities on the date of grant and for consideration (which may include services that in the judgment of the Directors have a market value not less than the value of such option on the date of grant), and provided further that options or warrants issuable to ~~the Sponsor, the Advisor,~~ Directors or Affiliates thereof shall not exceed an amount equal to ten percent (10%) of the outstanding Equity Stock on the date of grant of any options or warrants; or

(d)           Shares of Equity Stock on a deferred payment basis or similar arrangement.

SECTION 11.  RIGHTS OF OBJECTING STOCKHOLDERS.

Holders of Equity Stock are not entitled to exercise any rights of an objecting ~~stockholder~~Stockholder provided for under Title 3, Subtitle 2 of the Maryland General Corporation Law.

ARTICLE VII

BOARD OF DIRECTORS

SECTION 1.  NUMBER AND CLASSIFICATION.  The number of Directors of the Company shall ~~initially~~ be ~~seven~~nine, which number may be increased or decreased pursuant to the Bylaws, but shall never be less than three, nor more than eleven.  The Directors may establish such committees as they deem appropriate.

The names of the Directors who shall serve ~~initially~~ until the ~~first~~next annual meeting of the Stockholders and until their successors are duly elected and qualify are:

          ~~Robert D. Parks~~

          ~~Brenda G. Gujral~~

                                                             Kenneth H. Beard

                                                             Frank A. Catalano, Jr.

          ~~Kevin Beard~~

                                                             Paul R. Gauvreau

                                                             Gerald M. Gorski

                                                             Brenda G. Gujral

                                                             Richard P. Imperiale

                                                             Kenneth E. Masick

                                                             Barbara A. Murphy

                                                             Robert D. Parks

SECTION 2.  ELECTION AND TERM.  Each Director (other than a Director elected to fill the unexpired term of another Director) is elected by the voting Stockholders and shall serve a one year term and hold office until his or her successor is duly elected and qualify.

SECTION 3.  RESIGNATION, REMOVAL OR DEATH.  Any Director may resign by written notice to the Board of Directors, effective upon execution and delivery to the Company of such written notice or upon any future date specified in the notice.  Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more Directors, a Director may be removed at any time, with or without cause, at an annual or special meeting of the Stockholders, by the affirmative vote of the holders of not less than a majority of the shares of Equity Stock then outstanding and entitled to vote generally in the election of Directors.  For purposes of this paragraph, “cause” shall mean with respect to any particular ~~director~~Director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such ~~director~~Director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.

SECTION 4.  SERVICE AS NOMINEE.  Legal title to any Property shall be vested in the Company, but the Company may cause legal title to any such Property to be held by or in the name of any or all of the Directors or any other person as nominee.  Upon the resignation or removal of any Director, or his otherwise ceasing to be a Director, he shall automatically cease to have any right, title or interest in and to any Property and shall execute and deliver such documents as the remaining Directors require for the conveyance of any such Property held in his name, and shall account to the remaining Directors as they require for all such Property which he holds as Director.  Any right, title or interest of the Director in and to any Property shall automatically vest in successor and additional Directors upon their qualification and acceptance of election or appointment as Directors, and they shall thereupon have all the rights and obligations of Directors, whether or not any conveyancing documents have been executed and delivered.  Written evidence of the qualification and acceptance of election or appointment of successor and additional Directors may be filed with the records of the Company and in any such other offices, agencies or places as the Company or Directors may deem necessary or desirable.

SECTION 5.  DUTIES AND POWERS.

(a)           GENERAL.  The business and affairs of the Company shall be managed under the direction of the Board of Directors.  All powers of the Company may be exercised by or under authority of the Board of Directors except as conferred on or reserved to the Stockholders by law or by ~~the Articles~~this Charter or the Bylaws. ~~These Articles~~ This Charter shall be construed with a presumption in favor of the grant of power and authority to the Board of Directors.  Any construction of ~~these Articles~~this Charter or determination made in good faith by the Board of Directors concerning its powers and authority hereunder shall be conclusive.  The enumeration and definition of particular powers of the Board of Directors included in ~~these Articles~~this Charter or in the Bylaws shall in no way be construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors under the Maryland General Corporation Law, the general laws of the State of Maryland or any other applicable laws as now or hereafter in force.  At or before the first meeting of the Board of Directors, the Articles shall be reviewed and ratified by a majority of the Directors.

(b)           REIT QUALIFICATION.  The Board of Directors shall use its reasonable best efforts to cause the Company to qualify for U.S. federal income tax treatment in accordance with the provisions of the Code applicable to a REIT.  In furtherance of the foregoing, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary, and may take such actions as in its sole judgment and discretion are desirable, to preserve the status of the Company as a REIT; provided, however, that if a majority of the Board of Directors determines that it is no longer in the best interest of the Company to continue to have the Company qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Company’s REIT election pursuant to Section 856(g) of the Code.  The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article IX is no longer required for REIT qualification.

(c)           AUTHORIZATION BY BOARD OF STOCK ISSUANCE.  The Board of Directors may authorize the issuance from time to time of shares of stock of the Company of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock or any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in ~~these Articles~~this Charter or the Bylaws.

(d)           DISTRIBUTIONS.  The Company intends to pay regular quarterly distributions to its Stockholders (“Distributions”).  However, the Company reserves the right to pay Distributions on a monthly basis in an amount determined by the Board of Directors. Distributions will be at the discretion of the Board of Directors.  The Company’s ability to pay Distributions and the size of these Distributions will depend upon a variety of factors.  There can be no assurance that Distributions will be made or that any particular level of Distributions established in the future, if any, will be maintained by the Company.

To the extent possible, the Company seeks to avoid the fluctuations in Distributions which might result if Distributions were based on actual cash received during the Distribution period.  To avoid fluctuation, the Company may use Cash Flow received during prior periods, or Cash Flow received subsequent to the Distribution period and prior to the payment date for such Distribution, in order to pay annualized Distributions consistent with the Distribution level established from time to time by the Board of Directors.  The Company’s ability to maintain this policy is dependent upon the Company’s Cash Flow and the applicable requirements for qualifying as a REIT as contained in Code Section 856 through 960 and the Regulations promulgated thereunder.  There can be no assurance that there will be Cash Flow available to pay Distributions, or that Distribution amounts will not fluctuate.  Quarterly Distributions will be calculated with daily record and Distribution declaration dates.  However, the Board of Directors could, at any time, elect to pay Distributions monthly, and later switch back to quarterly, to reduce administrative costs.

Concurrently with any Distribution, the Company shall provide Stockholders with a statement disclosing the source of the funds distributed.  If such information is not available concurrently with the making of a Distribution, a statement setting forth the reasons why such information is not available shall be provided concurrently.  In no event shall such information be provided to Stockholders more than 60 days after the close of the fiscal year in which the Distribution was made.

Distributions in-kind shall not be permitted, except for Distributions of: (i) readily marketable securities; (ii) beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets; or (iii) Distributions of in-kind property which meet all of the following conditions: (a) the Directors advise each Stockholder of the risks associated with direct ownership of the in-kind Property; (b) the Directors offer each Stockholder the election of receiving in-kind property Distributions; and (c) the Directors distribute in-kind property only to those Stockholders who accept the Directors’ offer.

The Directors shall endeavor to declare and pay such Distributions as shall be necessary under the Code; however, Stockholders shall have no right to any Distribution unless and until declared by the Directors.  The exercise of the powers and rights of the Directors pursuant to this Section 5 shall be subject to the provisions of any class or series of Equity Stock at the time outstanding.  The receipt by any person in whose name any shares of Equity Stock are registered on the records of the Company or by his, her or its duly authorized agent shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of such shares of Equity Stock and from all liability related to the application thereof.

(e)           DISTRIBUTION REINVESTMENT PROGRAM.  The Directors may adopt a distribution reinvestment program on such terms and conditions as shall be set forth in the Prospectus, which program may be amended from time to time by the Directors, provided, however, that such program shall, at a minimum, provide for the following:

(i)            All material information regarding the Distribution to the Stockholder and the effect of reinvesting such Distribution, including the tax consequences thereof, shall be provided to the Stockholder at least annually; and

(ii)           Each Stockholder participating in the distribution reinvestment program shall have a reasonable opportunity~~,~~ to withdraw from the distribution reinvestment program at least annually after receipt of the information required in subparagraph (i) above.

                ~~(f)    DETERMINATION OF REASONABLENESS OF FEES AND EXPENSES. The~~

~~Directors shall determine, from time to time but at least annually, that the total fees and expenses of the Company are reasonable in the light of the investment performance of the Company, its Net Assets, its Net Income, and the fees and expenses of other comparable unaffiliated Companies. Each such determination shall be reflected in the minutes of the meeting of the Directors. (g)~~    (f) REVIEW OF INVESTMENT POLICIES.  The Directors shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Company ~~and the Advisor~~ to assure that such policies are carried out.  The Directors shall review such policies of the Company, with sufficient frequency and at least annually to determine that the policies being followed by the Company at any time are in the best interests of the Stockholders.  Each such determination and the basis therefor shall be set forth in the minutes of the Board of Directors.

(~~h~~g)           DETERMINATION OF CONSIDERATION.  The consideration paid for Properties acquired by the Company shall ordinarily be based upon the fair market value of the Properties and approved by a majority of the Directors.  In cases in which a majority of the Directors so determine, or if assets are acquired from a ~~Sponsor, Advisor,~~ Director or an Affiliate ~~of any of the foregoing,~~ pursuant to Section ~~6~~5 of Article VIII of this Charter, such fair market value shall be as determined by a qualified independent real estate appraiser selected by the Directors.

                    ~~(i)    ADVISORY AGREEMENT; ADVISOR COMPENSATION. Subject to the approval of a majority of the Directors, an advisory agreement will be entered into by the Company which will be for a one-year term subject to successive one-year renewals upon the mutual consent of the parties. Such advisory agreement shall be terminable by either party or by mutual consent of the parties or by a majority of the Directors of the Company or the Advisor, as the case may be, upon 60 days written notice without cause or penalty. In the event of the termination of the advisory agreement, the Advisor will cooperate with the  Company and take all reasonable steps requested to assist the Directors in making an orderly transition of the advisory function. The Directors shall determine from time to time and at least annually that the compensation which the Company contracts to pay to the Advisor is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by these Articles and applicable state law. The Directors shall also supervise the performance of the Advisor to determine that the Advisor or a successor Advisor possesses sufficient qualifications to perform the advisory function for the Company and to justify the compensation paid to it by the Company as well as to confirm that the provisions of such contract are being carried out. It shall be the duty of the Directors to evaluate the performance of the Advisor before entering into or renewing an advisory contract. Such determination shall be based upon the following factors and all other factors such Directors may deem relevant and the findings of such Directors on each of such factors shall be recorded in the minutes of a Directors meeting: (i) the size of the advisory fee in relation to the size, composition and profitability of the investment portfolio of the Company; (ii) the success of the Advisor in generating opportunities that meet the investment objectives of the Company; (iii) the rates charged to other REITs and to investors other than REITs by advisors performing similar services; (iii) additional revenues realized by the Advisor and its Affiliates through their relationship with the Company including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Company or by others with whom the Company does business; (v) the quality and extent of service and advice furnished by the Advisor; (vi) the performance of the investment portfolio of the Company, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and (vii) the quality of the investment portfolio of the Company in relationship to the investments generated by the Advisor for its own account. Payments to the Advisor, its Affiliates and the Directors for services rendered in a capacity other than that as investment advisor or Director may only be made upon a determination that: (i) the compensation is not in excess of their compensation paid for any comparable services; and (ii) the compensation is not greater than the charges for comparable services available from others who are competent and not affiliated with any of the parties involved.~~

                    ~~(j)    RESERVED POWERS OF BOARD. The Board of Directors, without any action by the Stockholders of the Company, shall have and may exercise, on behalf of the Company, without limitation, the exclusive power to adopt, alter and repeal any provision of the Bylaws and to make new Bylaws.~~

(h)                   RESERVED POWERS OF BOARD.  The Board of Directors, without any action by the Stockholders of the Company, shall have and may exercise, on behalf of the Company, without limitation, the exclusive power to adopt, alter and repeal any provision of the Bylaws and to make new Bylaws.

SECTION 6.  PERFORMANCE OF DUTIES.  A Director shall perform his or her duties as a Director, including his or her duties as a member of a committee of the Board of Directors on which he or she serves in accordance with Maryland law.  A Director who performs his or her duties in accordance with Maryland law has no liability by reason of being or having been a Director.

SECTION 7.  FIDUCIARY DUTY.  The Directors ~~and Advisor of the Company~~ shall be deemed to be in a fiduciary relationship to the Company and the Stockholders~~. The Directors shall also have a fiduciary duty to the Stockholders to supervise the relationship of the Company with the Advisor~~.

SECTION 8.  DETERMINATIONS BY BOARD.  The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with ~~these Articles~~this Charter, shall be final and conclusive and shall be binding upon the Company and every holder of shares of its Equity Stock: (i) the amount of the net income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its Equity Stock or the payment of other distributions on its Equity Stock; (ii) the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (iii) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (iv) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company; (v) any matters relating to the acquisition, holding and disposition of any assets by the Company; or (vi) any other matter relating to the business and affairs of the Company.

ARTICLE VIII

PROVISIONS FOR DEFINING, LIMITING AND

REGULATING CERTAIN POWERS OF THE COMPANY

AND OF ITS DIRECTORS AND STOCKHOLDERS

Until such time as the Board of Directors shall determine, in its sole and absolute discretion, that it is no longer in the best interests of the Company or its Stockholders that the Company continue to operate as a REIT, or until such time as the Company shall fail to qualify as a REIT:

SECTION 1.  LIMITATION ON ORGANIZATION AND OFFERING EXPENSES.  The Organization and Offering Expenses paid in connection with the Company’s formation or the syndication or sale of shares of Common Stock shall be reasonable and shall in no event exceed fifteen percent (15%) of the proceeds raised in such syndication or sale.

SECTION 2.  LIMITATION ON ACQUISITION FEES AND EXPENSES.  The total of all Acquisition Fees and Acquisition Expenses paid by the Company in connection with the purchase of a property by the Company shall be reasonable, and shall in no event exceed an amount equal to 6% of the Contract Price for the Property, or in the case of a mortgage loan, 6% of the funds advanced; provided, however, that a majority of the Directors not otherwise interested in the transaction may approve fees and expenses in excess of these limits if they determine the transaction to be commercially competitive, fair and reasonable to the Company.

SECTION 3.  LIMITATION ON TOTAL OPERATING EXPENSES.  The annual Total Operating Expenses of the Company shall not exceed in any fiscal year the greater of 2% of the Average Assets of the Company or 25% of the Company’s Net Income.  The Directors have a fiduciary responsibility to limit the Company’s annual Total Operating Expenses to amounts that do not exceed the limitations described above.  The Directors may, however, determine that a higher level of Total Operating Expenses is justified for such period because of unusual and non-recurring expenses.  Any such finding by the Directors and the reasons in support thereof shall be recorded in the minutes of the meeting of Directors.  Within 60 days after the end of any fiscal quarter of the Company for which Total Operating Expenses (for the 12 months then ended) exceed 2% of Average Assets or 25% of Net Income, whichever is greater, as described above, there shall be sent to the Stockholders a written disclosure of such fact.  If the Directors determine that such higher Total Operating Expenses are justified, such disclosure will also contain an explanation of the Directors’ conclusion. ~~In the event the Total Operating Expenses exceed the limitations described above and if the Directors are unable to conclude that such excess was justified then, within 60 days after the end of the Company’s fiscal year, the Advisor shall reimburse the Company the amount by which the aggregate annual Total Operating Expenses paid or incurred by the Company exceed the limitation.~~

SECTION 4.  LIMITATION ON REAL ESTATE COMMISSIONS.  If the Company sells property, the Company may pay real estate brokerage fees which are reasonable, customary and competitive, taking into consideration the size, type and location of the Property (“Competitive Real Estate Commission”), which shall not in the aggregate exceed the lesser of the Competitive Real Estate Commission or an amount equal to 6% of the gross sales price of the Property. ~~The amount of such fees payable to the Advisor or an Affiliate thereof shall not exceed the lesser of (i) one-half of the Competitive Real Estate Commission; or (ii) 3% of the gross sales price of a Property and shall be paid only if such person provides a substantial amount of services in connection with the sale of the Property.~~

SECTION 5.  LIMITATION ON ~~INCENTIVE FEES. The Company shall pay the Advisor a reasonable incentive advisory fee. Such a fee shall be considered presumptively reasonable if it does not exceed 15% of the balance of such net proceeds remaining after payment to the Stockholders, in the aggregate, of an amount equal to 100% of the original issue price of the Shares, plus an amount equal to 6% of the original issue price of the Shares per annum cumulative. For purposes of this Section 5, the original issue price of the Shares may be reduced by prior cash distributions to Stockholders of net proceeds from the sale of Properties. In the case of multiple advisors, advisors and Affiliates shall be allowed incentive fees in accordance with the foregoing limitation, provided such fees are distributed by a proportional method reasonably designed to reflect the value added to the Company’s assets by each respective advisor or Affiliate.SECTION 6.  LIMITATION ON~~ TRANSACTIONS WITH AFFILIATES.

                (a)           SALES AND LEASES TO COMPANY.  The Company shall not purchase Property from any of the ~~Sponsor, Advisor,~~ Directors or any Affiliate thereof, unless a majority of Directors not otherwise interested in such transaction approve the transaction as being fair and reasonable to the Company and at a price to the Company no greater than the cost of the asset to such ~~Sponsor, Advisor,~~ Director or any Affiliate thereof, or if the price to the Company is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable.  In no event shall the cost of such asset to the Company exceed its appraised value at the time of acquisition of the Property by the Company.

                (b)           SALES AND LEASES TO ~~SPONSOR, ADVISOR,~~ DIRECTOR OR ANY AFFILIATE.  A ~~Sponsor, Advisor,~~ Director or any Affiliate thereof shall not acquire assets from the Company unless approved by a majority of Directors, not otherwise interested in such transaction, as being fair and reasonable to the Company.  The Company may lease assets to a ~~Sponsor, Advisor,~~ Director or any Affiliate thereof only if approved by a majority of the Directors, not otherwise interested in such transaction, as being fair and reasonable to the Company.

                (c)           LOANS.  No loans may be made by the Company to ~~the Sponsor, Advisor,~~a Director or any Affiliate thereof except as provided in Article X of this Charter hereof, or to wholly owned subsidiaries of the Company.  The Company may not borrow money from ~~the Sponsor, Advisor,~~a Director or any Affiliate thereof, unless a majority of Directors not otherwise interested in such transactions, approve the transaction as being fair, competitive and commercially reasonable and no less favorable to the Company than loans between unaffiliated parties under the same circumstances.

                (d)           INVESTMENTS.  The Company shall not invest in joint ventures with ~~the Sponsor, Advisor,~~a Director or any Affiliate thereof, unless a majority of Directors not otherwise interested in such transactions, approve the transaction as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by the other joint ventures.  The Company shall not invest in equity securities unless a majority of Directors not otherwise interested in such transaction approve the transaction as being fair, competitive, and commercially reasonable.

                (e)           OTHER TRANSACTIONS.  All other transactions between the Company and ~~the Sponsor, Advisor,~~a Director or any Affiliate thereof, shall require approval by a majority of the Directors not otherwise interested in such transactions as being fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

SECTION ~~7.~~6.  LIMITATION ON BORROWING.  The Company may not incur indebtedness to enable it to make Distributions except as necessary to satisfy the requirement that the Company distribute at least the percentage of its REIT taxable income required for annual distribution of dividends by the Internal Revenue Code of 1986, as amended, or otherwise as necessary or advisable to assure that the Company maintains its qualification as a REIT for federal income tax purposes.  The aggregate borrowing of the Company, secured and unsecured, shall be reasonable in relation to the Net Assets of the Company and shall be reviewed by the Board of Directors at least quarterly.  The aggregate amount of Company borrowings in relation to the Net Assets shall, in the absence of a satisfactory showing that a higher level of borrowing is appropriate, not exceed 300% of Net Assets.  Any excess in borrowing over such 300% of Net Assets level shall be approved by a majority of the Directors and disclosed to Stockholders in the Company’s next quarterly report to Stockholders, along with justification for such excess.  Any excess in borrowing over such 300% of Net Assets level shall be subject to the approval by the Stockholders.

~~SECTION 8.  SUITABILITY OF STOCKHOLDERS.~~

                    ~~(a)    INCOME AND NET WORTH STANDARDS. Stockholders shall have (i) a minimum annual gross income of $45,000 and a minimum net worth of $45,000, or (ii) a minimum net worth of $150,000 at the time they make their investment in the Company. Net worth shall be determined exclusive of home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards shall be met by the beneficiary, the fiduciary account, or by the donor or grantor who directly or indirectly supplies the funds to purchase the shares of Equity Stock if the donor or grantor is the fiduciary.~~

                    ~~(b)    DETERMINATION THAT SALE TO STOCKHOLDER IS SUITABLE AND~~

~~APPROPRIATE. The Sponsor and each Person selling shares of Equity Stock on~~

~~behalf of the Sponsor or Company shall make every reasonable effort to determine that the purchase of shares of Equity Stock is a suitable and appropriate investment for each Stockholder. In making this determination, the Sponsor or each Person selling shares of Equity Stock on behalf of the Sponsor or the Company shall ascertain that the prospective Stockholder: (i) meets the minimum income and net worth standards established for the Company; (ii) can reasonably benefit from the Company based on the prospective Stockholder’s overall investment objectives and portfolio structure; (iii) is able to bear the economic risk of the investment based on the prospective Stockholder’s overall financial situation; and (iv) has apparent understanding of: (1) the fundamental risks of investment; (2) the risk that the Stockholder may lose the entire investment; (3) the lack of liquidity of shares of Equity Stock of a REIT; (4) the restrictions on transferability of shares of Equity Stock of a REIT; (5) the background and qualification of the Sponsor or the Advisor; and (6) the tax consequences of the investment. The Sponsor may require minimum initial and subsequent cash investment amounts.~~

ARTICLE IX

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

SECTION 1.  DEFINITIONS.  For the purpose of this Article IX, the following terms shall have the following meanings:

AGGREGATE STOCK OWNERSHIP LIMIT.  The term “Aggregate Stock Ownership Limit” shall mean not more than 9.8 percent in value of the aggregate of the outstanding shares of Equity Stock.  The value of the outstanding shares of Equity Stock shall be determined by the Board of Directors ~~of the Company~~ in good faith, which determination shall be conclusive for all purposes hereof.

BENEFICIAL OWNERSHIP.  The term “Beneficial Ownership” shall mean ownership of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code.  The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

BUSINESS DAY.  The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

CHARITABLE BENEFICIARY.  The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Trust as determined pursuant to Section 3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

~~CHARTER. The term “Charter” shall mean the charter of the Company, as that term is defined in the MGCL.~~

~~CODE. The term “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.~~

COMMON STOCK OWNERSHIP LIMIT.  The term “Common Stock Ownership Limit” shall mean not more than 9.8 percent (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Company.  The number and value of outstanding shares of Common Stock of the Company shall be determined by the Board of Directors of the Company in good faith, which determination shall be conclusive for all purposes hereof.

CONSTRUCTIVE OWNERSHIP.  The term “Constructive Ownership” shall mean ownership of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code.  The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

EQUITY STOCK.  The term “Equity Stock” shall mean all classes or series of stock of the Company, including, without limitation, Common Stock and Preferred Stock.

EXCEPTED HOLDER.  The term “Excepted Holder” shall mean a ~~stockholder~~Stockholder of the Company for whom an Excepted Holder Limit is created by these Articles or by the Board of Directors pursuant to Section 2.7.

EXCEPTED HOLDER LIMIT.  The term “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 2.7, and subject to adjustment pursuant to Section 2.8, the percentage limit established by the Board of Directors pursuant to Section 2.7.

INITIAL DATE.  The term “Initial Date” shall mean the date upon which the Articles of Amendment containing this Article IX are filed with the SDAT.

MARKET PRICE.  The term “Market Price” on any date shall mean, with respect to any class or series of outstanding shares of Equity Stock, the Closing Price for such Equity Stock on such date.  The “Closing Price” on any date shall mean the last sale price for such Equity Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Equity Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Equity Stock is not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Equity Stock is listed or admitted to trading or, if such Equity Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Equity Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Equity Stock selected by the Board of Directors ~~of the Company~~ or, in the event that no trading price is available for such Equity Stock, the fair market value of the Equity Stock, as determined in good faith by the Board of Directors ~~of the Company~~.

MGCL.  The term “MGCL” shall mean the Maryland General Corporation Law, as amended from time to time.

NYSE.  The term “NYSE” shall mean the New York Stock Exchange.

PERSON.  The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

PROHIBITED OWNER.  The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 2.1, would Beneficially Own or Constructively Own shares of Equity Stock, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

REIT.  The term “REIT” shall mean a real estate investment trust within the meaning of Section 856 of the Code.

RESTRICTION TERMINATION DATE.  The term “Restriction Termination Date” shall mean the first day after the Initial Date on which the Company determines pursuant to Section ~~5.7~~5(b) of ~~the~~Article VII of this Charter that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Equity Stock set forth herein is no longer required in order for the Company to qualify as a REIT.

TRANSFER.  The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Equity Stock or the right to vote or receive dividends on Equity Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Equity Stock or any interest in Equity Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Equity Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise.  The terms “Transferring” and “Transferred” shall have the correlative meanings.

TRUST.  The term “Trust” shall mean any trust provided for in Section 3.1.

TRUSTEE.  The term “Trustee” shall mean the Person unaffiliated with the Company and a Prohibited Owner, that is appointed by the Company to serve as trustee of the Trust.

SECTION 2.  EQUITY STOCK.

SECTION 2.1.  OWNERSHIP LIMITATIONS.  During the period commencing on the Initial Date and prior to the Restriction Termination Date:

(a)           Basic Restrictions.

(i)            (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii)           No Person shall Beneficially or Constructively Own shares of Equity Stock to the extent that such Beneficial or Constructive Ownership of Equity Stock would result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Company owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(iii)          Notwithstanding any other provisions contained herein but subject to Section 4 of this Article IX, any Transfer of shares of Equity Stock ~~(whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system)~~ that, if effective, would result in the Equity Stock being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void AB INITIO, and the intended transferee shall acquire no rights in such shares of Equity Stock.

(b)           TRANSFER IN TRUST.  If any Transfer of shares of Equity Stock ~~(whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system)~~ occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Equity Stock in violation of Section 2.1(a)(i) or (ii),

(i)            then that number of shares of the Equity Stock the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 2.1(a)(i) or (ii)(rounded to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or

(ii)           if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 2.1(a)(i) or (ii), then the Transfer of that number of shares of Equity Stock that otherwise would cause any Person to violate Section 2.1(a)(i) or (ii) shall be void AB INITIO, and the intended transferee shall acquire no rights in such shares of Equity Stock.

                SECTION 2.2.  REMEDIES FOR BREACH.  If the Board of Directors ~~of the Company~~ or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 2.1 above or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any shares of Equity Stock in violation of Section 2.1 above (whether or not such violation is intended), the Board of Directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Company to redeem shares, refusing to give effect to such Transfer on the books of the Company or instituting proceedings to enjoin such Transfer or other event; PROVIDED, HOWEVER, that any Transfer or attempted Transfer or other event in violation of Section 2.1 above shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void AB INITIO as provided above irrespective of any action (or non-action) by the Board of Directors or a committee thereof.

                SECTION 2.3.  NOTICE OF RESTRICTED TRANSFER.  Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Equity Stock that will or may violate Section 2.1(a) above or any Person who would have owned shares of Equity Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 2.1(b) shall immediately give written notice to the Company of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such Transfer on the Company’s status as a REIT.

                SECTION 2.4.  OWNERS REQUIRED TO PROVIDE INFORMATION.  From the Initial Date and prior to the Restriction Termination Date:

                (a)           every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Equity Stock, within 30 days after the end of each taxable year, shall give written notice to the Company stating the name and address of such owner, the number of shares of Equity Stock and other shares of the Equity Stock Beneficially Owned and a description of the manner in which such shares are held.  Each such owner shall provide to the Company such additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit; and

                (b)           each Person who is a Beneficial or Constructive Owner of Equity Stock and each Person (including the stockholder of record) who is holding Equity Stock for a Beneficial or Constructive Owner shall provide to the Company such information as the Company may request, in good faith, in order to determine the Company’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

                SECTION 2.5.  REMEDIES NOT LIMITED.  Subject to Section ~~5.7~~5(b) of ~~the~~Article VII of this Charter, nothing contained in this Section 2 shall limit the authority of the Board of Directors ~~of the Company~~ to take such other action as it deems necessary or advisable to protect the Company and the interests of its ~~stockholders~~Stockholders in preserving the Company’s status as a REIT.

                SECTION 2.6.  AMBIGUITY.  In the case of an ambiguity in the application of any of the provisions of this Section 2, Section 3, or any definition contained in Section 1, the Board of Directors ~~of the Company~~ shall have the power to determine the application of the provisions of this Section 2 or Section 3 or any such definition with respect to any situation based on the facts known to it.  In the event Section 2 or 3 requires an action by the Board of Directors and the

Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 1, 2 or 3.

SECTION 2.7.  EXCEPTIONS.

(a)           Subject to Section 2.1(a)(ii), the Board of Directors ~~of the Company~~, in its sole discretion, may exempt a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i)            the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial or Constructive Ownership of such shares of Equity Stock will violate Section 2.1(a)(ii);

(ii)           such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors of the Company, rent from such tenant would not adversely affect the Company’s ability to qualify as a REIT, shall not be treated as a tenant of the Company); and

(iii)          such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 2.1 through 2.6) will result in such shares of Equity Stock being automatically transferred to a Trust in accordance with Sections 2.1(b) and 3.

(b)           Prior to granting any exception pursuant to Section 2.7(a), the Board of Directors ~~of the Company~~ may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company’s status as a REIT.  Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c)           Subject to Section 2.1(a)(ii) above, an underwriter which participates in a public offering or a private placement of Equity Stock (or securities convertible into or exchangeable for Equity Stock) may Beneficially Own or Constructively Own shares of Equity Stock (or securities convertible into or exchangeable for Equity Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d)           The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder.  No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

SECTION 2.8.  INCREASE IN AGGREGATE STOCK OWNERSHIP AND COMMON STOCK OWNERSHIP LIMITS.  The Board of Directors may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit.

SECTION 2.9.  LEGEND.  Each certificate for shares of Equity Stock shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Company’s maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the “Code”).  Subject to certain further restrictions and except as expressly provided in the Company’s Charter, (i) no Person may

Beneficially or Constructively Own shares of the Company’s Common Stock in excess of 9.8 percent (in value or number of shares) of the outstanding shares of Common Stock of the Company unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own shares of Equity Stock of the Company in excess of 9.8 percent of the value of the total outstanding shares of Equity Stock of the Company, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Equity Stock that would result in the Company being “closely held” under Section 856(h) of the Code or otherwise cause the Company to fail to qualify as a REIT; and (iv) no Person may Transfer shares of Equity Stock if such Transfer would result in the Equity Stock of the Company being owned by fewer than 100 Persons.  Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own shares of Equity Stock which causes or will cause a Person to Beneficially or Constructively Own shares of Equity Stock in excess or in violation of the above limitations must immediately notify the Company.  If any of the restrictions on transfer or ownership are violated, the shares of Equity Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries.  In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void AB INITIO.  All capitalized terms in this legend have the meanings defined in the charter of the Company, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Equity Stock of the Company on request and without charge.

Instead of the foregoing legend, the certificate may state that the Company will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge.

SECTION 3.  TRANSFER OF EQUITY STOCK IN TRUST.

SECTION 3.1.  OWNERSHIP IN TRUST.  Upon any purported Transfer or other event described in Section 2.1(b) that would result in a transfer of shares of Equity Stock to a Trust, such shares of Equity Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries.  Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 2.1(b).  The Trustee shall be appointed by the Company and shall be a Person unaffiliated with the Company and any Prohibited Owner.  Each Charitable Beneficiary shall be designated by the Company as provided in Section 3.6.

SECTION 3.2.  STATUS OF SHARES HELD BY THE TRUSTEE.  Shares of Equity Stock held by the Trustee shall be issued and outstanding shares of Equity Stock of the Company.  The Prohibited Owner shall have no rights in the shares held by the Trustee.  The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

SECTION 3.3.  DIVIDEND AND VOTING RIGHTS.  The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Equity Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary.  Any dividend or other distribution paid prior to the discovery by the Company that the shares of Equity Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee.  Any dividend or distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary.  The Prohibited Owner shall have no voting rights with respect to shares held in the Trust and, subject to Maryland law, effective as of the date that the shares of Equity Stock have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Company that the shares of Equity Stock have been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote.  Notwithstanding the provisions of this Article IX, until the Company has received notification that shares of Equity Stock have been transferred into a Trust, the Company shall be entitled to rely on its share transfer and other ~~stockholder~~Stockholder records for purposes of preparing lists of ~~stockholders~~Stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of ~~stockholders~~Stockholders.

SECTION 3.4.  SALE OF SHARES BY TRUSTEE.  Within 20 days of receiving notice from the Company that shares of Equity Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 2.1(a).  Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 3.4.  The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (E.G., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (2) the price per share received by the Trustee from the sale or other disposition of the shares held in the Trust.  Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary.  If, prior to the discovery by the Company that shares of Equity Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 3.4, such excess shall be paid to the Trustee upon demand.

SECTION 3.5.  PURCHASE RIGHT IN STOCK TRANSFERRED TO THE TRUSTEE.  Shares of Equity Stock transferred to the Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Company, or its designee, accepts such offer.  The Company shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 3.4.  Upon such a sale to the Company, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

SECTION 3.6.  DESIGNATION OF CHARITABLE BENEFICIARIES.  By written notice to the Trustee, the Company shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the shares of Equity Stock held in the Trust would not violate the restrictions set forth in Section 2.1(a) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

SECTION 4.  NYSE TRANSACTIONS.  Nothing in this Article IX shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system.  The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article IX and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article IX.

SECTION 5.  ENFORCEMENT.  The Company is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article IX.

SECTION 6.  NON-WAIVER.  No delay or failure on the part of the Company or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Company or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

ARTICLE X

INVESTMENT RESTRICTIONS

The investment policies set forth in this Article X shall be approved by a majority of the Directors.  Subject to the restrictions set forth in this Article X and so long as the Company qualifies as a REIT, a majority of the Directors may set the investment policies if they determine that such policies are in the best interests of the Company.  The Directors shall review the Company’s investment policies at least annually to determine that the policies being followed are in the best interests of the Stockholders.

The Company shall not make investments in: (i) any foreign currency or bullion; (ii) short sales; and (iii) any security in any entity holding investments or engaging in activities prohibited by ~~these Articles~~this Charter.

In addition to other investment restrictions imposed by the Directors from time to time consistent with the Company’s objective to qualify as a REIT, the Company will observe the following restrictions on its investments:

(a)           Not more than 10% of the Company’s total assets will be invested in unimproved real property or mortgage loans on unimproved real property.  For purposes of this paragraph, “unimproved real properties” does not include properties (i) acquired for the purpose of producing rental or other operating income, (ii) having development or construction in process, and (iii) under contract or planned for development or construction within one year from the Company’s purchase thereof;

(b)           The Company may not invest in commodities or commodity future contracts.  Such limitation is not intended to apply to interest rate futures, when used solely for hedging purposes;

(c)           The Company may not invest in contracts for the sale of real estate;

(d)           The Company may not invest in or make mortgage loans unless an appraisal is obtained concerning the underlying property.  Mortgage indebtedness on any property shall not exceed such property’s appraised value.  In cases in which the majority of Directors so determine, and in all cases in which the mortgage loan involves the ~~Advisor, the Sponsor, the~~ Directors or any Affiliates, such appraisal must be obtained from an Independent Expert concerning the underlying property.  The appraisal shall be maintained in the Company’s records for at least five years, and shall be available for inspection and duplication by any Stockholder.  In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.  The Company may not invest in real estate contracts of sale otherwise known as land sale contracts;

(e)           The Company may not make or invest in mortgage loans, including construction loans, on any one property, if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria provided that such loans would in no event exceed the appraised value of the property at the date of the loans;

(f)            The Company may not make or invest in any mortgage loans that are subordinate to any mortgage or equity interest of ~~the Advisor, the Sponsor,~~ any Director or Affiliates thereof;

(g)           The Company may not acquire securities in any company holding investments or engaging in activities prohibited by this Article X;

(h)           The Company shall not invest in equity securities unless a majority of the Directors not otherwise interested in such transaction approves the transaction as being fair, competitive and commercially reasonable.  Investments in entities affiliated with ~~the Sponsor, the Advisor,~~ any Directors or Affiliates thereof are subject to the restrictions on joint venture investments.  Notwithstanding these restrictions, the Company may purchase its own securities, when traded on a secondary market or on a national securities exchange or market, if a majority of the Directors determine such purchase to be in the best interests of the Company;

(i)            The Company may not engage in any short sale or borrow, on an unsecured basis, if such borrowing will result in an Asset Coverage of less than 300%;

(j)            To the extent the Company invests in Properties, a majority of the Directors shall approve the consideration paid for such Properties, based on the fair market value of the Property.  If a majority of the Directors determine, such fair market value shall be determined by a qualified independent real estate appraiser selected by the Directors.  In the event the Company acquires Property from ~~the Advisor, the Sponsor,~~ any Director~~,~~ or ~~Affiliates~~Affiliate, the provisions of Section ~~6~~5 of Article VIII of this Charter are applicable;

(k)           The Company may not invest in indebtedness (herein called “Junior Debt”) secured by a mortgage on real property which is subordinate to the lien of other indebtedness (herein called “Senior Debt”), except where the amount of such Junior Debt, plus the outstanding amount of the Senior Debt, does not exceed 90% of the appraised value of such Property, if after giving effect thereto, the value of all such investments of the Company (as shown on the books of the Company in accordance with generally accepted accounting principles, after all reasonable reserves but before provision for depreciation) would not then exceed 25% of the Company’s tangible assets.  The value of all investments in Junior Debt of the Company which does not meet the aforementioned requirements shall be limited to 10% of the Company’s tangible assets (which would be included within the 25% limitation);

(l)            The Company may not engage in trading, as compared with investment activities; and

(m)          The Company may not engage in underwriting or the agency distribution of securities issued by others.

ARTICLE XI

STOCKHOLDERS

SECTION 1.  ACCESS TO RECORDS.  Any Stockholder and any designated representative thereof shall be permitted access to all records of the Company at all reasonable times, and may inspect and copy any of them for the purposes specified below.  Inspection of the Company’s books and records by a state securities administrator shall be provided upon reasonable notice and during normal business hours.  In addition, an alphabetical list of names, addresses and business telephone numbers of the Stockholders of the Company along with the number of shares of Equity Stock held by each of them (the “Stockholder List”) shall be maintained and updated quarterly as part of the books and records of the Company and shall be available for inspection by any Stockholder or the Stockholder’s designated agent at the business office of the Company upon the request of the Stockholder. ~~A copy of the Stockholder List shall be mailed to any Stockholder requesting the Stockholder List within ten days of the request.~~ The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type).  The Company ~~may~~shall impose a reasonable charge for expenses incurred in reproducing such list.  The permitted purposes for which a Stockholder may request a copy of the Stockholder List include, without limitation, matters relating to Stockholders’ voting rights under ~~these Articles~~this Charter and the exercise of Stockholders’ rights under federal proxy laws.  If the ~~Advisor or the~~ Directors of the Company neglect or refuse to exhibit, produce or mail a copy of the Stockholder List as requested in accordance with and as required by applicable law and ~~these Articles, the Advisor and~~this Charter, the Directors shall be liable to any Stockholder requesting the Stockholder List~~,~~ for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect.  It shall be a defense to such liability that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure such list of Stockholders or other information for the purpose of selling such Stockholder List or copies thereof, or of using the same for a commercial purpose or other purpose not in the interest of the applicant as a Stockholder relative to the affairs of the Company~~)~~.  The Company may require the Stockholder requesting the Stockholder List to represent that the Stockholder List is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Company.  The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition to, and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.

SECTION 2.  REPORTS AND MEETINGS.

          (a) REPORTS.  Each year the Company shall prepare an annual report of its operations.  The report shall include a balance sheet, an income statement, and a surplus statement.  The financial statements in the annual report shall be certified by an independent certified public accountant based on the accountant’s examination of the books and records of the Company in accordance with generally accepted auditing principles.  The annual report shall also include: (i) the ratio of the costs of raising capital during the period to the capital raised; (ii) the ~~aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Company and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Company; (iii) the~~ Total Operating Expenses of the Company stated as a percentage of Average Assets and as a percentage of Net Income; (~~iv~~iii) a report from the Directors that they believe the policies being followed by the Company are in the best interests of the

Stockholders and the basis for such determination; and (~~v~~iv) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Company, the ~~Advisor, the~~ Directors and any Affiliates thereof occurring in the year for which the annual report is made.  Directors shall examine and comment in the annual report on the fairness of all transactions involving the Company.  The annual report shall be submitted to each Stockholder at or before the annual meeting of the Stockholders and shall be placed on file at the Company’s principal office within the earlier of 20 days after the annual meeting of Stockholders or 120 days after the end of the Company’s fiscal year.

          (b) MEETINGS.  Meetings of Stockholders shall be held at any place in the United States as is provided in the Bylaws or as set by the Board of Directors under provisions in the Bylaws.

There shall be an annual meeting of the Stockholders of the Company to elect Directors and transact any other business within a reasonable period (not less than 30 days) following delivery of the annual report, but within six months after the end of each fiscal year.  The Directors are required to take reasonable steps to insure that the requirements of this Article XI are met.  Special meetings of the Stockholders may be called by the President, a majority of the Directors, or any other person specified in the Bylaws, and shall be called by the Secretary of the Company upon written request (which states the purpose of the meeting and the matter(s) to be acted upon) of Stockholders holding in the aggregate not less than 10% of the outstanding shares of Equity Stock entitled to vote at such meeting.  Upon receipt of such a written request, the Secretary of the Company) shall inform the Stockholders making the request of the reasonably estimated cost of preparing and mailing a Notice of such meeting, notify each Stockholder entitled to Notice of the meeting within ten (10) days after receipt of the written Notice of a meeting and the purpose of the meeting to be held on a date not less than fifteen (15) nor more than sixty (60) days after distribution of such Notice.  The Company will pay the reasonable cost of such notice and mailing for such a meeting.

Except as provided in the fourth sentence of the second paragraph of Section 2(c) of this Article XI, notice of any annual or special meeting of Stockholders shall be given not less than 10 nor more than 90 days before such meeting and shall state the purpose of the meeting and the matters to be acted upon.

ARTICLE XII

~~ELECTION~~

~~SECTION 1.  ELECTION. Pursuant to the authority granted by Section 3-603(e)(1)(iii) of the Maryland General Corporation Law, the Company hereby elects not to be governed by the provisions of Section 3-602 of the Maryland General Corporation Law, in whole as to business combinations involving the Company and The Inland Group, Inc., a Delaware corporation, or any of the Affiliates of The Inland Group, Inc.~~

~~ARTICLE XIII~~

ROLL-UPS

SECTION 1.  APPRAISAL.  In connection with a proposed Roll-Up, an appraisal of all of the Company’s assets shall be obtained from an Independent Expert.  The appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity and shall be filed with the Securities and Exchange Commission and the state regulatory commissions as an exhibit to the registration statement for the offering of the Roll-Up Entity’s shares.  Accordingly, an issuer using the appraisal shall be subject to liability for violation of Section 11 of the Securities Act of 1933, as amended, and comparable provisions under state laws for any material misrepresentations or material omissions in the appraisal.

The Company’s assets shall be appraised in a consistent manner.  The appraisal shall:

(a)           be based on an evaluation of all relevant information;

(b)           indicate the value of the Company’s assets as of a date immediately prior to the announcement of the proposed Roll-Up transaction; and

(c)           assume an orderly liquidation of the Company’s assets over a 12-month period.

The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Company and its Stockholders.  A summary of the independent appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to the Stockholders in connection with the proposed Roll-Up.

SECTION 2.  STOCKHOLDER OPTIONS.  Stockholders who vote “no” on the proposed Roll-Up shall have the choice of:

          (a) accepting the securities of the Roll-Up Entity offered in the proposed Roll-Up; or

          (b) one of either:

(i)            remaining as Stockholders of the Company and preserving their interests therein on the same terms and conditions as previously existed, or

(ii)           receiving cash in an amount equal to the Stockholder’s pro rata share of the appraised value of the net assets of the Company.

SECTION 3.  RESTRICTIONS.  The Company may not participate in any proposed Roll-Up which would:

(a)           result in the Stockholders having rights to meetings less frequently or which are more restrictive to Stockholders than those provided in these ~~Articles~~this Charter;

(b)           result in the Stockholders having voting rights that are less than those provided in ~~these Articles~~this Charter;

(c)           result in the Stockholders having greater liability than as provided in ~~these Articles~~this Charter;

(d)           result in the Stockholders having rights to receive reports that are less than those provided in ~~these Articles~~this Charter;

(e)           result in the Stockholders having access to records that are more limited than those provided in ~~these Articles~~this Charter;

(f)            include provisions which would operate to materially impede or frustrate the accumulation of shares of Equity Stock by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity);

(g)           limit the ability of an investor to exercise the voting rights of its securities in the Roll-Up Entity on the basis of the number of shares of Equity Stock held by that investor;

(h)           result in investors in the Roll-Up Entity having rights of access to the records of the Roll-Up Entity that are less than those provided in ~~these Articles~~this Charter; or

(i)            place any of the costs of the transaction on the Company if the Roll-Up is not approved by a majority of the shares of Equity Stock; provided, however, that nothing herein shall be construed to prevent participation in any proposed Roll-Up which would result in Stockholders having rights and restrictions comparable to those contained in this Article ~~XIII~~XII.  Approval of a majority of the voting shares of Equity Stock is required for the Company to engage in any Roll-Up which is in conformity with this Article ~~XIII~~XII.

SECTION 4.  GENERAL.  The provisions of this Article ~~XIII~~XII will cease to apply if the Board of Directors determines that it is no longer in the best interests of the Company to attempt, or continue, to qualify as a REIT.

ARTICLE ~~XIV~~XIII

AMENDMENTS AND EXTRAORDINARY ACTIONS

SECTION 1.  GENERAL.  The Company reserves the right from time to time to make any amendment to ~~these Articles~~this Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in ~~these Articles~~this Charter, of any unissued shares of Equity Stock.  All rights and powers conferred by ~~these Articles~~this Charter on Stockholders, Directors and officers are granted subject to this reservation.  All references to ~~these Articles~~this Charter shall include all amendments thereto.

SECTION 2.  STOCKHOLDERS APPROVAL.  Subject to (a) the provisions of any class or series of Equity Stock at the time outstanding, (b) the restrictions on Roll-Ups described in Article ~~XIII hereof~~XII of this Charter so long as applicable, (c) the limitations described in Article IX ~~hereof~~of this Charter, and (d) Section 3 of this Article ~~XIV~~XIII, the Directors may not, without the approval of holders of at least a majority of the outstanding voting shares of Equity Stock: (i) except as otherwise permitted under Maryland law or by specific provision in ~~these Articles~~this Charter, amend ~~these Articles~~this Charter or sell all or substantially all of the Company’s assets other than in the ordinary course of the Company’s business or in connection with liquidation and dissolution; nor (ii) except in each case to the extent the Maryland General Corporation Law permits such transactions to be approved solely by the Board of Directors, cause a merger, consolidation or share exchange of the Company; nor (iii) dissolve or liquidate the Company.  The Company shall deem a sale of two-thirds or more of the Company’s assets, based on the total number of Properties and mortgages owned by the Company, or the current fair market value of such Properties and mortgages, as a sale of “substantially all of the Company’s assets.”

SECTION 3.  BY STOCKHOLDERS.  Notwithstanding any provision of law permitting or requiring such action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, the holders of a majority of the then outstanding voting shares of Equity Stock may, at a duly called meeting of such holders, vote to (i) amend ~~these Articles~~this Charter, or (ii) dissolve the Company.  Such action may also be taken by written consent of such holders.  In the event that the holders of the then outstanding voting shares of Equity Stock direct the amendment of ~~these Articles~~this Charter or the dissolution of the Company, the proper officers of the Company shall promptly file such documents and take all such corporate action as is necessary to accomplish such amendment or dissolution.

ARTICLE ~~XV~~XIV

LIMITATION OF LIABILITY AND INDEMNIFICATION

SECTION 1.  LIMITATION OF STOCKHOLDER LIABILITY.  No Stockholder shall be personally liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of its being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Property or the affairs of the Company.

SECTION 2.  LIMITATION OF DIRECTOR AND OFFICER LIABILITY.  To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former Director or officer of the Company shall be liable to the Company or to any Stockholder for money damages.  Neither the amendment nor repeal of this Section 2, nor the adoption or amendment of any other provision of ~~these Articles~~this Charter inconsistent with this Section 2, shall apply to or affect in any respect the applicability of this Section 2 with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

SECTION 3.  INDEMNIFICATION.

                (a)           To the maximum extent permitted by Maryland law in effect from time to time, the Company shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Company and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of the Company and at the request of the Company, serves or has served as a director, officer, partner or trustee of such corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity.  The Company may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advancement of expenses to a person who served a predecessor of the Company in any of the capacities described in (a) or (b) above and to any employee or agent of the Company or a predecessor of the Company.  The indemnification and payment of expenses provided in ~~these Articles~~this Charter shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.  Neither the amendment nor repeal of this Section 3, nor the adoption or amendment of any other provision of ~~these Articles~~this Charter inconsistent with this Section 3, shall apply to or affect in any respect the applicability of this Section 3 with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

(b)           The Company may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company or its affiliates, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him/her and incurred by him/her in any such capacity, or arising out of his/her status as such, whether or not he/she is indemnified against such liability under the provisions of this Article.

THIRD:  The amendment to and restatement of the ~~charter~~Charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Company as required by law.

FOURTH:              The current address of the principal office of the Company is as set forth in Article IV of the foregoing amendment and restatement of the charter.

FIFTH:   The name and address of the Company’s current resident agent is as set forth in Article IV of the foregoing amendment and restatement of the charter.

SIXTH:   The number of directors of the Company and the names of those currently in office are as set forth in Article VII of the foregoing amendment and restatement of the charter.

SEVENTH:             The undersigned ~~Vice President~~ acknowledges these ~~Third~~Fourth Articles of Amendment and Restatement to be the corporate act of the Company and as to all matters or facts required to be verified under oath, the undersigned ~~Vice President~~ acknowledges that, to the best of ~~her~~his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Company has caused these ~~Third~~ Fourth Articles of Amendment and Restatement to be signed in its name and on its behalf by its ~~Vice President~~Chief Operating Officer and Chief Financial Officer and attested to by its Secretary on this          day of                           , ~~2006.~~2008.

~~Roberta S. Matlin~~
~~Vice President - Administration~~
Steven P. Grimes
Chief Operating Officer and
Chief Financial Officer

Attested to by:

~~Gary Pechter~~
Dennis K. Holland
Secretary

PROXY

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

REVOCABLE PROXY FOR ANNUAL MEETING OF STOCKHOLDERS – OCTOBER 14, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Inland Western Retail Real Estate Trust, Inc., a Maryland corporation (the “Company”), hereby appoints Dennis K. Holland and Steven P. Grimes as proxies for the undersigned, and each of them with full power of substitution, to attend the annual meeting of stockholders to be held at the principal executive offices of the Company located at 2901 Butterfield Road, Oak Brook, Illinois 60523 on October 14, 2008, at 10:00 a.m., Central Time, or any adjournment or postponement thereof to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” EACH OF THE OTHER PROPOSALS. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Continued and to be signed on reverse side)

SEE REVERSE SIDE

TO VOTE BY MAIL, PLEASE DETACH HERE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” OF THE NOMINEES FOR DIRECTOR, AND “FOR” PROPOSALS 2 AND 3.	Please mark vote as indicated in this example	☒

PROPOSAL 1: Elect nine directors;	FOR ALL	WITHHOLD ALL
01. KENNETH H. BEARD 02. FRANK A. CATALANO, JR. 03. ROBERT D. PARKS 04. PAUL R. GAUVREAU 05. GERALD M. GORSKI 06. BRENDA G. GUJRAL 07. RICHARD P. IMPERIALE 08. KENNETH E. MASICK 09. BARBARA A. MURPHY	☐	☐

FOR ALL EXCEPT	☐
(Except nominee(s) written above)

	FOR	AGAINST	ABSTAIN
PROPOSAL 2: Approve the establishment of the Inland Western Retail Real Estate Trust, Inc. 2008 Long-Term Equity Compensation Plan; and	☐	☐	☐

	FOR	AGAINST	ABSTAIN
PROPOSAL 3: Approve the amendment and restatement of our charter.	☐	☐	☐

Date:	, 2008

Signature:

Signature (if held jointly):

Please sign exactly as your name or names appear hereon. For joint accounts each owner should sign. When signing as executor, administrator, attorney, trustee, guardian or in another representative capacity, please give your full title. If a corporation or partnership, please sign in the name of the corporation or partnership by an authorized officer or person.

CHECK HERE ONLY IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON	☐

PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

TO AUTHORIZE YOUR PROXY BY MAIL, PLEASE DETACH HERE

TO AUTHORIZE YOUR PROXY

BY TELEPHONE OR INTERNET

QUICK * * * EASY * * * IMMEDIATE

Your telephone or internet proxy authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

OPTION A: To vote as the Board of Directors recommends on ALL proposals; Press 1.

OPTION B: If you choose to vote on each proposal separately, press 0. You will hear these instructions:

Item 1: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0. The instructions are the same for all remaining items to be voted.

When asked, please confirm your vote by pressing 1.

AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/INWEST

IF YOU AUTHORIZE YOUR PROXY BY PHONE OR INTERNET—DO NOT MAIL THE PROXY CARD.

THANK YOU FOR VOTING.

Call * * Toll Free * * On a Touch-Telephone
1-800-868-5614
There is NO CHARGE to you for this call
CONTROL NUMBER
for Telephone/Internet Proxy Authorization